As filed with the Securities and Exchange Commission on May 7, 2012
Securities Act File No. 333-180556

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

ING SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Philip H. Newman, Esq.

Goodwin Proctor, LLP

Exchange Place

53 State Street

Boston, MA  02109

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING INDEX PLUS LARGECAP FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 15, 2012

Dear Shareholder:

On behalf of the Board of Directors (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Index Plus LargeCap Fund, (“Index Plus LargeCap Fund”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on June 28, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of Index Plus LargeCap Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of Index Plus LargeCap Fund with and into ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”) (together with Index Plus LargeCap Fund, the “Funds”, each a “Fund”).  Each Fund is a member of the mutual fund group called the “ING Funds.”

If the Reorganization is approved by shareholders, you will become a shareholder of Corporate Leaders Fund beginning on the date that the Reorganization occurs.  The Reorganization would provide shareholders of Index Plus LargeCap Fund with an opportunity to participate in a larger combined fund that seeks to outperform the S&P 500® Index.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than June 27, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING INDEX PLUS LARGECAP FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for June 28, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Index Plus LargeCap Fund (“Index Plus LargeCap Fund”) is scheduled for 10:00 A.M., Local time on June 28, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, Index Plus LargeCap Fund’s shareholders will be asked:

1.               To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between Index Plus LargeCap Fund and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”), providing for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Reorganization Agreement.

Shareholders of record as of the close of business on March 30, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 27, 2012, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to Index Plus LargeCap Fund or by voting in person at the Special Meeting.

By Order of the Board of Directors

Secretary
May 15, 2012

PROXY STATEMENT/PROSPECTUS

May 15, 2012

PROXY STATEMENT FOR:

ING INDEX PLUS LARGECAP FUND

(A series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

of ING Index Plus LargeCap Fund

Scheduled for June 28, 2012

PROSPECTUS FOR:

ING CORPORATE LEADERS 100 FUND

(A series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 28, 2012

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION	1

WHAT’S HAPPENING?	1
WHY DID YOU SEND ME THIS BOOKLET?	1
WHAT PROPOSALS WILL BE CONSIDERED AT THE SPECIAL MEETING?	1
WHO IS ELIGIBLE TO VOTE?	1
HOW DO I VOTE?	1
HOW DOES THE BOARD RECOMMEND THAT I VOTE?	2
WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?	2
HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?	2

SUMMARY OF THE REORANIZATION	3

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION	4

WHAT IS THE PROPOSED REORGANIZATION?	4
WHY IS A REORGANIZATION PROPOSED?	4
HOW DO THE INVESTMENT OBJECTIVES COMPARE?	4
HOW DO THE FEES AND EXPENSES COMPARE?	4
HOW DO THE PRINCIPAL INVESTMENT STRATEGIES COMPARE?	8
HOW DO THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS COMPARE?	9
HOW DOES INDEX PLUS LARGECAP FUND PERFORMANCE COMPARE TO THAT OF CORPORATE LEADERS FUND?	12
HOW DOES THE MANAGEMENT OF THE FUNDS COMPARE?	14
WHAT ARE THE KEY DIFFERENCES IN THE RIGHTS OF SHAREHOLDERS OF INDEX PLUS LARGECAP FUND AND CORPORATE LEADERS FUND?	16
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	16
WHAT IS THE BOARD’S RECOMMENDATION?	18
WHAT FACTORS DID THE BOARD CONSIDER?	18
WHAT IS THE REQUIRED VOTE?	19
WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION AGREEMENT?	20

ADDITIONAL INFORMATION ABOUT CORPORATE LEADERS FUND	21

FORM OF ORGANIZATION	21
DIVIDENDS AND OTHER DISTRIBUTIONS	21
CAPITALIZATION	21

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	23

WHO IS ASKING FOR MY VOTE?	23
HOW IS MY PROXY BEING SOLICITED?	23
WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?	23
CAN I REVOKE MY PROXY AFTER I SUBMIT IT?	23
WHAT ARE THE VOTING RIGHTS AND QUORUM REQUIREMENTS	24
CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?	24
WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT/PROSPECTUS COMES UP AT THE SPECIAL MEETING?	25
WHAT IS “HOUSEHOLDING”?	25
WHO PAYS FOR THIS PROXY SOLICITATION/PROSPECTUS?	25

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B: ADDITIONAL INFORMATION REGARDING ING CORPORATE LEADERS 100 FUND	B-1

CLASS OF SHARES	B-1
SALES CHARGES	B-4
HOW SHARES ARE PRICED	B-7
HOW TO BUY SHARES	B-8

HOW TO SELL SHARES	B-11
HOW TO EXCHANGE SHARES	B-14
FREQUENT TRADING - MARKET TIMING	B-15
PAYMENTS TO FINANCIAL INTERMEDIARIES	B-17
DIVIDENDS, DISTRIBUTIONS, AND TAXES	B-19
ACCOUNT POLICIES	B-20
FINANCIAL HIGHLIGHTS	B-22

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS	C-1

INTRODUCTION

What’s happening?

On March 22, 2012, the Board of Directors (the “Board”) of ING Index Plus LargeCap Fund (“Index Plus LargeCap Fund”) and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”) (each a “Fund”, collectively, the “Funds”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund (the “Reorganization”). The Reorganization Agreement requires shareholder approval and, if approved, is expected to be effective on July 20, 2012, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Proxy Ballot for Index Plus LargeCap Fund.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

Because you, as a shareholder of Index Plus LargeCap Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Corporate Leaders Fund, this Proxy Statement also serves as a prospectus for Corporate Leaders Fund.  Corporate Leaders Fund is an open-end management investment company, which seeks to outperform the S&P 500® Index, as described more fully below.

What Proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of Index Plus LargeCap Fund is scheduled for the following purposes:

1.               To approve a Reorganization Agreement by and between Index Plus LargeCap Fund and Corporate Leaders Fund, providing for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of Index Plus LargeCap Fund as of the close of business on March 30, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Proxy Ballot.  To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot.  These options require shareholders to input a control number, which is located on your Proxy Ballot.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

1

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (866) 704-4437.  (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 28, 2012, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Funds are available on the Internet at http://www.ingfunds.com/literature.

The following documents are incorporated by reference: (i) the Statement of Additional Information (“SAI”) dated May 15, 2012, relating to this Proxy Statement/Prospectus; (ii) the Prospectus and SAI for Index Plus Large Cap Fund dated September 30, 2011 (File No: 811-06352); and (iii) the Prospectus and SAI for Corporate Leaders Fund dated September 30, 2011 (File No: 811-06352).  For a copy of the current prospectus, SAIs, annual report, and semi-annual report for each Fund without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona  85258-2034 or call (800) 992-0180.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (the “1940 Act”), and files reports, proxy materials, and other information with the U.S. Securities and Exchange Commission (“SEC”).  You can copy and review information about each Fund at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

2

SUMMARY OF THE REORANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  For more information about Corporate Leaders Fund, please consult Appendix B and the Prospectus dated September 30, 2011.

On March 22, 2012, the Board approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Index Plus LargeCap Fund to Corporate Leaders Fund in exchange for shares of beneficial interest of Corporate Leaders Fund;

•                  the assumption by Corporate Leaders Fund of all liabilities of Index Plus LargeCap Fund;

•                  the distribution of shares of Corporate Leaders Fund to the shareholders of Index Plus LargeCap Fund; and

•                  the complete liquidation of Index Plus LargeCap Fund.

If shareholders approve the Reorganization, each owner of Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares of Index Plus LargeCap Fund would become a shareholder of the corresponding share class of Corporate Leaders Fund.  The Reorganization is expected to be effective on July 20, 2012, or such other date as the parties may agree (the “Closing Date”). Each shareholder of Index Plus LargeCap Fund will hold, immediately after the Closing Date, shares of Corporate Leaders Fund having an aggregate value equal to the aggregate value of the shares of Index Plus LargeCap Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note the following.

•                  The Funds have similar investment objectives.

•                  Index Plus LargeCap Fund is substantially larger and has a longer track record than Corporate Leaders Fund.

•                  Both Funds are advised by ING Investments, LLC (“ING Investments” or “Adviser”) and sub-advised by ING Investment Management Co. LLC (“ING IM”), formerly ING Investment Management Co.

•                  The gross and net expense ratios of all share classes of Index Plus LargeCap Fund are expected to decrease as a result of the Reorganization. The maximum sales charges and the maximum deferred sales charges for Classes A, B, and C are expected to increase as a result of the Reorganization; however, no sales charges will be assessed in connection with the Reorganization.

•                  Each Fund is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”) and the Funds have the same distribution and purchase options, exchange rights, and redemption procedures.

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Index Plus LargeCap Fund nor its shareholders, nor Corporate Leaders Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

3

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of Index Plus LargeCap Fund are being asked to approve a Reorganization Agreement, providing for the reorganization of Index Plus LargeCap Fund with and into Corporate Leaders Fund.  If the Reorganization is approved, shareholders in Index Plus LargeCap Fund will become shareholders in Corporate Leaders Fund as of the close of business on the Closing Date.

Why is a Reorganization proposed?

On February 3, 2012, in response to consistent net outflows, ING Investments recommended reorganizing Index Plus LargeCap Fund with and into Corporate Leaders Fund.  During the March 2012 Board Meeting, the Reorganization was presented for consideration to the Board.  The Board including a majority of the Directors who are not interested persons as defined by the 1940 Act (the “Independent Directors”), determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Funds and their shareholders.

How do the Investment Objectives compare?

As described in the chart that follows, Index Plus LargeCap Fund and Corporate Leaders Fund have similar investment objectives.

	Index Plus LargeCap Fund	Corporate Leaders Fund
Investment Objective	The Fund seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	The Fund seeks to outperform the S&P 500® Index.

How do the Fees and Expenses Compare?

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Pro forma fees and expenses are the estimated fees and expenses of Corporate Leaders Fund after giving effect to the Reorganization.

Shareholder Fees

Fees paid directly from your investment

	Index Plus LargeCap Fund		Corporate Leaders Fund Current and Pro Forma
Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	3.00	None	5.75	None
B	None	5.00	None	5.00
C	None	0.75	None	1.00
I	None	None	None	None
O	None	None	None	None
R	None	None	None	None
W	None	None	None	None

4

Annual Portfolio Operating Expenses

Expenses you pay each year as a % of the value of your investment

		Index Plus LargeCap Fund		Corporate Leaders Fund		Corporate Leaders Fund (Combined) Pro Forma
Class A
Management Fee	%	0.45		0.40		0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25		0.25
Other Expenses	%	0.36		1.06		0.33
Total Annual Portfolio Operating Expenses	%	1.06		1.71		0.98
Waivers and Reimbursements	%	(0.11	)(1)	(0.81	)(2)	(0.08	)(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.95		0.90		0.90

Class B
Management Fee	%	0.45		0.40		0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00		1.00
Other Expenses	%	0.36		1.06		0.33
Total Annual Portfolio Operating Expenses	%	1.81		2.46		1.73
Waivers and Reimbursements	%	(0.11	)(1)	(0.81	)(2)	(0.08	)(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.70		1.65		1.65

Class C
Management Fee	%	0.45		0.40		0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75		1.00		1.00
Other Expenses	%	0.36		1.06		0.33
Total Annual Portfolio Operating Expenses	%	1.56		2.46		1.73
Waivers and Reimbursements	%	(0.11	)(1)	(0.81	)(2)	(0.33	)(3),(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.45		1.65		1.40

Class I
Management Fee	%	0.45		0.40		0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Other Expenses	%	0.31		1.06		0.31
Total Annual Portfolio Operating Expenses	%	0.76		1.46		0.71
Waivers and Reimbursements	%	(0.06	)(1)	(0.81	)(2)	(0.06	)(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.70		0.65		0.65

Class O
Management Fee	%	0.45		0.40	(5)	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25	(5)	0.25
Other Expenses	%	0.36		1.06	(5)	0.33
Total Annual Portfolio Operating Expenses	%	1.06		1.71	(5)	0.98
Waivers and Reimbursements	%	(0.11	)(1)	(0.81	)(2)(5)	(0.08	)(3)

5

		Index Plus LargeCap Fund		Corporate Leaders Fund		Corporate Leaders Fund (Combined) Pro Forma
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.95		0.90	(5)	0.90

Class R
Management Fee	%	0.45		0.40	(5)	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50		0.50	(5)	0.50
Other Expenses	%	0.36		1.06	(5)	0.33
Total Annual Portfolio Operating Expenses	%	1.31		1.96	(5)	1.23
Waivers and Reimbursements	%	(0.11	)(1)	(0.81	)(2)(5)	(0.08	)(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.20		1.15	(5)	1.15

Class W
Management Fee	%	0.45	(5)	0.40%		0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	None	(5)	None		None
Other Expenses	%	0.36	(5)	1.06		0.33
Total Annual Portfolio Operating Expenses	%	0.81	(5)	1.46		0.73
Waivers and Reimbursements	%	(0.11	)(1),(5)	(0.81	)(2)	(0.08	)(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.70	(5)	0.65		0.65

(1)          The adviser is contractually obligated to limit expenses to 0.95% for Class A shares, 1.70% for Class B shares, 1.45% for Class C shares, 0.70% for Class I shares, 0.95% for Class O shares, 1.20% for Class R shares and 0.70% for Class W shares through October 1, 2012. These obligations do not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. These obligations will automatically renew for one-year terms unless they are terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and are subject to possible recoupment within three years.

(2)          The adviser is contractually obligated to limit expenses to 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 0.65% for Class W shares through October 1, 2012, and 0.90% for Class O shares and 1.15% for Class R shares though October 1, 2012.  These obligations do not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. These obligations will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment within three years.

(3)          The adviser is contractually obligated to limit expenses to 0.90% for Class A shares, 1.65% for Class B shares, 1.45% for Class C shares, 0.65% for Class I shares, 0.90% for Class O shares, 1.15% for Class R shares, and 0.65% for Class W shares through October 1, 2013, contingent upon shareholder approval of the Reorganization. These obligations do not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. These obligations will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment within three years.

(4)          Contingent upon shareholder approval of the Reorganization, the Distributor is contractually obligated to waive 0.25% of the distribution fee waiver through October 1, 2013.  There is no guarantee that the distribution fee waiver will continue after October 1, 2013.  This distribution fee waiver will automatically renew for one-year terms and may be terminated or modified by vote of a majority of the Board of Directors of the Fund who are not “interested persons,” as defined in the 1940 Act.

(5)          Based on Class A shares’ expenses adjusted for class specific differences.

6

Expense Example $

Expenses you pay each year as a % of the value of your investment

The Examples are intended to help you compare the cost of investing in shares of a Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continue to hold them. The Examples also assume that your investment had a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Index Plus LargeCap Fund				Corporate Leaders Fund				Corporate Leaders Fund Pro Forma
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$394	616	857	1,546	662	1,010	1,382	2,424	662	862	1,078	1,700
B	Sold	$673	859	1,170	1,920	668	991	1,442	2,558	668	837	1,131	1,836
	Held	$173	559	970	1,920	168	691	1,242	2,558	168	537	931	1,836
C	Sold	$223	482	840	1,847	268	691	1,242	2,744	243	513	908	2,014
	Held	$148	482	840	1,847	168	691	1,242	2,744	143	513	908	2,014
I	Sold or Held	$72	237	416	937	66	384	725	1,687	66	221	389	877
O	Sold or Held	$97	326	574	1,284	92	460	852	1,952	92	304	534	1,194
R	Sold or Held	$122	404	708	1,569	117	537	982	2,220	117	382	668	1,482
W	Sold or Held	$72	248	439	991	66	384	725	1,687	66	225	398	899

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

7

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, both Funds invest in large-cap core strategy.  Index Plus LargeCap Fund invests primarily in the securities of large-capitalization companies included in the Standard & Poor’s 500 Index (“S&P 500® Index”), while Corporate Leaders Fund invests primarily in the securities of issuers listed on the Standard & Poor’s 100 Index (“S&P 100® Index”).

	Index Plus LargeCap Fund	Corporate Leaders Fund
Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the United States and selected by Standard & Poor’s Ratings Services. The sub-adviser defines large-capitalization companies as companies that are included in the S&P 500® Index at the time of purchase and that have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the Index changes. As of June 30, 2011, the smallest company in the S&P 500® Index had a market capitalization of $1.7 billion, the largest company had a market capitalization of $400.9 billion, and the average capitalization of all companies in the S&P 500® Index was $90.2 billion.

The Fund may invest in derivative instruments, including, but not limited to, index futures. The Fund typically uses derivatives to substitute for taking a position in the underlying asset.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In managing the Fund, the Sub-Adviser attempts to achieve the Fund’s objective by

Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100® Index.

The S&P 100® Index, a subset of the S&P 500® Index, is a capitalization-weighted index based on 100 highly capitalized stocks for which options are listed. The S&P 100® Index measures large company U.S. stock market performance. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 100® Index changes. The market capitalization of companies in the S&P 100® Index as of June 30, 2011 ranged from $11.8 billion to $400.9 billion.

Equity securities include, but are not limited to, common and preferred stock, warrants and convertible securities.

The Fund also invests in derivatives, including, but not limited to, futures. The Fund typically uses derivatives to substitute for taking a position in the underlying asset.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Initially, the S&P 100® Index securities are equally weighted in the Fund’s investment portfolio, meaning that the securities of an Index issuer would represent approximately1%of the Fund’s investment portfolio. This approach seeks to increase performance potential and tends to overweight undervalued securities. If the value of the securities of a particular

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Index Plus LargeCap Fund	Corporate Leaders Fund

overweighting those stocks in the Index that the Sub-Adviser believes will outperform the Index, and underweighting (or avoiding altogether) those stocks in the Index that the Sub-Adviser believes will underperform the S&P 500® Index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500® Index are generally invested in proportion to their representation in the S&P 500® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500® Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

company appreciates more than 50% during a given quarter, it would be reduced to 1%. If the value of the securities of a particular company falls more than 30% during a calendar quarter, these securities will be sold.

The Fund’s investment portfolio will be rebalanced quarterly to re-align the Fund’s holdings to the 1% weightings. The Fund is not limited to either a “value” or “growth” style but will have a value bias.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

How do the Principal Risks of Investing in the Portfolios compare?

Because the Funds have similar investment objectives and similar investment strategies, many of the risks of investing in Index Plus LargeCap Fund are the same as investing in Corporate Leaders Fund. The following summarizes and compares the principal risks of investing in the Funds.

Risks	Index Plus LargeCap Fund	Corporate Leaders Fund

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

	√	√

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Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

√

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

	√	√

Index Strategy The index selected may underperform the overall market and the Fund might fail to track its target index. The correlation between the Fund and index performance may be affected by the Fund’s expenses and the timing of purchases and redemptions of the Fund’s shares. The Fund’s actual holdings might not match the Index and the Fund’s effective exposure to index securities at any given time may not equal 100%.

√

Investment Model The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.	√

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

	√	√

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

	√	√

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Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

√	√

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

√	√

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How does Index Plus LargeCap Fund Performance compare to that of Corporate Leaders Fund?

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Funds’ performance from year to year, and the table compares the Funds’ performance to the performance of a broad-based securities market index for the same period. The Funds’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Funds’ Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. Each Fund’s past performance (before and after taxes) is no guarantee of future results. Because Class W shares of Index Plus LargeCap Fund had not had a full year of operations as of December 31, 2011 and Class R and Class O shares of Corporate Leaders Fund had not commenced operations as of December 31, 2011, no performance information for those shares is provided.

ING Index Plus LargeCap Fund - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd 2009, 15.34% and Worst quarter: 4th 2008, (20.72)%

ING Corporate Leaders 100 Fund - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd 2009, 20.19% and Worst quarter:  3rd 2011, (14.73)%

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Average Annual Total Returns %
(for the periods ended December 31, 2011)

	1 Year (or life of the class)		5 Years (or life of the class)	10 Years (or life of the class)		Inception Date
Index Plus LargeCap Fund
Class A before taxes	(3.26)		(2.55)	1.23		02/03/97
After tax on distributions	(3.63)		(2.95)	0.93
After tax on distributions with sale	(1.65)		(2.15)	1.02
S&P 500® Index(1)	2.11		(0.25)	2.92		—

Class B before taxes	(5.97)		(3.05)	0.78		03/01/99
S&P 500® Index(1)	2.11		(0.25)	2.92		—

Class C before taxes	(1.44)		(2.43)	1.04		06/30/98
S&P 500® Index(1)	2.11		(0.25)	2.92

Class I before taxes	0.03		(1.69)	1.79		12/10/96
S&P 500® Index(1)	2.11		(0.25)	2.92		—

Class O before taxes	(0.22)		(1.94)	1.53		08/01/01
S&P 500® Index(1)	2.11		(0.25)	2.92		—

Class R before taxes	(0.53)		(2.20)	2.44		12/08/03
S&P 500® Index(1)	2.11		(0.25)	4.25	(2)

Class W before taxes	5.09		N/A	N/A		08/05/11
S&P 500® Index(1)	(1.69	)(2)	N/A	N/A

Corporate Leaders Fund
Class A
Before taxes	(3.98)		1.38	N/A		06/30/08
After tax on distributions	(4.22)		1.14	N/A
After tax on distributions with sale	(2.29)		1.15	N/A
S&P 500® Index(1)	2.11		1.75 (2)	N/A

Class B	(3.90)		1.58	N/A		06/30/08
S&P 500® Index(1)	2.11		1.75 (2)	N/A

Class C	0.05		2.43	N/A		06/30/08
S&P 500® Index(1)	2.11		1.75 (2)	N/A

Class I	2.12		3.32	N/A		06/30/08
S&P 500® Index(1)	2.11		1.75 (2)	N/A

Class W	2.10		3.37	N/A		06/30/08
S&P 500® Index(1)	2.11		1.75 (2)	N/A

(1)          The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.  The index returns do not reflect deductions for fees, expenses or taxes.

(2)          Reflects index performance since the date closest to the Class’ inception for data is available.

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How does the Management of the Funds compare?

The following table describes the management of the Funds.

	Index Plus LargeCap Fund	Corporate Leaders Fund
Investment Adviser	ING Investments, LLC (“ING Investments” or the “Adviser”)	ING Investments

Investment Advisory Fee (as a percentage of average daily net assets)

0.450% on the first $500 million of the Fund’s average daily net assets;
0.425% on the next $250 million of the Fund’s average daily net assets;
0.400% on the next $1.25 billion of the Fund’s average daily net assets; and
0.375% of the Fund’s average daily net assets in excess of $2 billion.

0.400% of the Fund’s average daily net assets

Sub-Adviser	ING Investment Management Co. LLC (“ING IM”)	ING IM

Sub-Advisory Fee (as a percentage of average daily net assets)

0.203% on the first $500 million of the Fund’s average daily net assets;
0.191% on the next $250 million of the Fund’s average daily net assets;
0.180% on the next $1.25 billion of the Fund’s average daily net assets; and
0.169% of the Fund’s average daily net assets in excess of $2 billion.

0.180% of the Fund’s average daily net assets.

Portfolio Manager(s)	Vincent Costa (since 05/06) Sam Lam (since 12/11)	Vincent Costa (06/08)

Administrator	ING Funds Services, LLC (the “Administrator”)	Administrator

Administrative Fee (as a percentage of average daily net assets)	0.08%	0.10%

Adviser to the Funds

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments oversees all investment advisory and portfolio management services for the Funds. ING Investments is registered with the SEC as an investment adviser.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

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ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the adviser, sub-advisers and certain affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, in a series of announcements beginning in November 2010, ING Groep announced its plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations and other transactions which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations.  There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the business of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of businesses and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

Sub-Advisers to the Funds

The Adviser has engaged ING Investment Management Co. LLC (“Sub-Adviser” or “ING IM”) to provide the day-to-day management of each Fund’s portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments acts as a “manager-of-managers” for the Funds. ING Investments delegates to the sub-adviser of the Funds the responsibility for investment management, subject to ING Investments’ oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Funds.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Funds’ Board. The Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Funds’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Funds’ shareholders. The Funds will notify shareholders of any change in the identity of a sub-adviser of the Funds, the addition of a sub-adviser to the Funds, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Funds and their investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by ING Investments or a Fund’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

ING IM, a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM

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has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2011, ING IM managed approximately $64.4 billion in assets.

Vincent Costa and Sam Lam are jointly responsible for the day-to-day management of Index Plus LargeCap Fund.  Vincent Cost is responsible for the day-to-day management of Corporate Leaders Fund.

Vincent Costa, Portfolio Manager, is responsible for leading the portfolio implementation effort for all enhanced index funds. Mr. Costa joined ING IM in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

Sam Lam, Senior Portfolio Manager, is a member of the Engineered Investment Strategies Team. Mr. Lam joined ING IM in 2010. Prior to that he was with CLSA, Hong Kong (2008-2009), Concordia Advisors, London (1999-2007), and BARRA, London (1995-1999).

Administrator

Subject to the supervision of the Board, ING Funds Services provides all the administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser or the sub-advisers including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained.

Distributor

IID is the principal underwriter and distributor of each Fund.  It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  IID is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of Index Plus LargeCap Fund and Corporate Leaders Fund?

Each Fund is organized as a separate series of ING Series Fund, Inc., a Maryland corporation, which is governed by Articles of Incorporation and Bylaws.  Consequently, there are no key differences in the rights of shareholders of each Fund.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Index Plus LargeCap Fund in exchange for shares of beneficial interest of Corporate Leaders Fund and the

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assumption by Corporate Leaders Fund of all of Index Plus LargeCap Fund’s liabilities; and (ii) the distribution of shares of Corporate Leaders Fund to shareholders of Index Plus LargeCap Fund, as provided for in the Reorganization Agreement. Index Plus LargeCap Fund will then be liquidated.

Each shareholder of Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares of Index Plus LargeCap Fund will hold, immediately after the Closing Date, the corresponding share class of Corporate Leaders Fund having an aggregate value equal to the aggregate value of the shares of Index Plus LargeCap Fund held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Corporate Leaders Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Index Plus LargeCap Fund.  The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser (or an affiliate) and are estimated to be approximately $193,000.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Index Plus LargeCap Fund nor its shareholders, nor Corporate Leaders Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, Index Plus LargeCap Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.  No such cash distribution is anticipated.

As of December 31, 2011 Index Plus LargeCap Fund has estimated capital loss carryforwards of $99.9 million, none of which will expire as a result of the Reorganization.  Corporate Leaders Fund has estimate capital loss carryforwards of $0.7 million.  After the Reorganization, the losses of Index Plus LargeCap Fund generally may be available to Corporate Leaders Fund to offset its capital gains, although a portion of the amount of these losses that may offset Corporate Leaders Fund’s capital gains in any given year may be limited due to this Reorganization.  The ability of Corporate Leaders Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.  In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Rorganization shareholders of each Fund.  After Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Corporate Leaders Fund.

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Portfolio Transitioning

If the Reorganization is approved by shareholders, ING IM is expected to sell a significant portion of Index Plus LargeCap Fund’s holdings shortly prior to the Closing Date.  The proceeds of such sales are expected to be invested in securities that ING IM wishes for Corporate Leaders Fund to hold and temporary investments, which will be delivered to Corporate Leaders Fund at the Closing Date. During the transition period, Index Plus LargeCap Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to Corporate Leaders Fund, may also sell portfolio holdings that it acquired from Index Plus LargeCap Fund, and Corporate Leaders Fund may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Fund during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interest of Index Plus LargeCap Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization.  The Board is therefore recommending that Index Plus LargeCap Fund’s shareholders vote “FOR” the Reorganization.

What factors did the Board consider?

At a regular Board meeting on March 22, 2012, ING Investments recommended that the Board approve the proposed reorganization of Index Plus LargeCap Fund with and into Corporate Leaders 100 Fund.  In advance of the Meeting, ING Investments provided extensive background materials and analyses to the Board in support of the recommended Reorganization.  These materials included information on the terms of the Agreement and Plan of Reorganization, investment objectives and principal investment strategies of each Fund, comparative operating expense ratios, asset size, risk profile and investment performance information, and an analysis of the projected benefits of the Reorganization.  Additionally, ING Investments responded to questions and requests for additional information prior to and at the meeting, and throughout the course of the Board’s consideration of these matters.

After reviewing and discussing these materials and analyses, among the Board members, with ING Investments, and with counsel to the independent trustees, the Board approved the Reorganization.  In approving the Reorganization, the Board determined that the Reorganization is in the best interests of Index Plus LargeCap Fund and that the interests of existing shareholders of Index Plus LargeCap Fund and Corporate Leaders Fund would not be diluted as a result of the Reorganization.  Accordingly, the Board recommends that shareholders of Index Plus LargeCap Fund vote to approve the Reorganization.

Set forth below is a summary of certain factors considered by the Board.

Fund Viability

The Board noted that the demand for the quantitative enhanced indexing strategy used by Index Plus LargeCap Fund had waned in recent years, as evidenced by the pattern of net redemptions.  The Board concluded that there are no reasonable prospects for the growth of assets in the Index Plus LargeCap Fund and that continued net redemptions over time will impair the ability of the Fund to achieve its investment objective.

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Compatible Investment Objectives and Investment Strategies

The Board considered the similar investment objectives of Index Plus LargeCap Fund and Corporate Leaders Fund.  The Board considered the investment strategy similarities and differences between Index Plus LargeCap Fund and Corporate Leaders Fund.  The Board noted that both Funds invest in large-cap core strategy with Index Plus LargeCap Fund investing primarily in the securities of large-capitalization companies included in the Standard & Poor’s 500 Index, while Corporate Leaders Fund invests primarily in the securities of issuers listed on the Standard & Poor’s 100 Index which is a subset of the Standard & Poor’s 500 Index.  The Board considered these differences as part of its overall determination that the Reorganization would be in the best interests of the Index Plus LargeCap Fund.

The Board also considered the number of holdings of each of the Funds and the overlap of their respective portfolios.  In this regard, the Board recognized that the Index Plus LargeCap Fund will bear transaction costs in connection with transitioning of its portfolio towards the portfolio of Corporate Leaders Fund.  The Board also noted that such costs will be offset with savings realized by the shareholders of the surviving Fund from a reduction in the net expense ratio of the Fund during the first year following the Reorganization.

Gross and Net Operating Expense Rations of the Funds

The Board considered the net expense ratio of the surviving Fund and noted that ING Investments has contractually committed to limit the expenses of Corporate Leaders Fund, such that for all classes the net expenses will be lower than the corresponding class of Index Plus LargeCap Fund the net expense ratio will be lower for the foreseeable future.

Comparative Performance

The Board also reviewed Index Plus LargeCap Fund’s and Corporate Leaders Fund’s absolute performance, as well as its performance compared to its benchmark, and noted that Corporate Leaders Fund has achieved better investment performance than Index Plus LargeCap Fund over the most recent year to date, one-year and three-year periods.

Expenses of the Reorganization

The Board noted that ING Investments or an affiliate has agreed to bear all expenses relating to obtaining shareholder approval, including the preparation of any filings with the SEC incurred in connection with the Reorganization, whether or not the Reorganization is consummated.

Tax Consequences

The Board considered the potential tax consequences to shareholders of the Reorganization and noted that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

The Board of Index Plus LargeCap Fund recommends that shareholders approve the Reorganization Agreement.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.

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What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of Index Plus LargeCap Fund do not approve the Reorganization Agreement, Index Plus LargeCap Fund will continue to be managed by ING Investments as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

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ADDITIONAL INFORMATION ABOUT CORPORATE LEADERS FUND

Form of Organization

Each Fund is organized as a separate series of ING Series Fund, Inc., an open-end, management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of six members. For more information on the history of ING Series Fund, Inc., see the Funds’ SAI.

Dividends and Other Distributions

Each Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of April 1, 2012 and on a pro forma basis as of April 1, 2012, giving effect to the reorganization

	Index Plus LargeCap Fund	Corporate Leaders Fund	Adjustments		Corporate Leaders Fund Pro Forma
Class A
Net Assets	$193,176,772	$7,816,861	—		$200,993,633
Net Asset Value Per Share	$15.90	$11.78			$11.78
Shares Outstanding	12,145,694	663,781	4,258,205	(A)	17,067,679

Class B
Net Assets	$2,624,656	$243,412	—		$2,868,068
Net Asset Value Per Share	$16.13	$11.75			$11.75
Shares Outstanding	162,715	20,722	60,729	(A)	244,167

Class C
Net Assets	$22,141,678	$1,257,040	—		$23,398,718
Net Asset Value Per Share	$15.99	$11.78			$11.78
Shares Outstanding	1,384,739	106,739	495,385	(A)	1,986,863

Class I
Net Assets	$8,374,360	$90,796	—		$8,465,156
Net Asset Value Per Share	$16.03	$11.76			$11.76
Shares Outstanding	522,303	7,721	189,822	(A)	719,846

Class O
Net Assets	63,736,561	$3,020	—		63,739,581
Net Asset Value Per Share	$15.95	$11.78			$11.78
Shares Outstanding	3,997,217	256	1,414,217	(A)	5,411,690

Class R
Net Assets	$10,998,837	$3,020	—		$11,001,857
Net Asset Value Per Share	$15.83	$11.78			$11.78
Shares Outstanding	694,960	256	238,851	(A)	934,067

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Class W
Net Assets	$3,437	$1,952,355	—		$1,955,792
Net Asset Value Per Share	$16.00	$11.79			$11.79
Shares Outstanding	215	165,638	77	(A)	165,930

(A)      Reflects new shares issued, net of retired shares of Index Plus LargeCap Fund.  (Calculation:  Net Assets ÷ NAV per share)

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Index Plus LargeCap Fund’s shareholders.

How is my proxy being solicited?

Index Plus LargeCap Fund has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $66,000 which will be paid by the Adviser.  As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  The Solicitor’s representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement.  The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot.  Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 704-4437.  In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the Reorganization, your proxies will vote on the Reorganization as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the ING Series Fund, Inc. a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Reorganization and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

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What are the voting rights and quorum requirements

Each shareholder of Index Plus LargeCap Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  The holders of a majority of the outstanding shares present in person or by proxy will constitute a quorum at any meeting of shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of Index Plus LargeCap Fund at the close of business on March 30, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for Index Plus LargeCap Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Proxy Ballot must be received no later than 5:00 p.m. on June 27, 2012.  As of the Record Date, the following shares of beneficial interest of Index Plus LargeCap Fund were outstanding and entitled to vote:

Class	Shares Outstanding
A	12,148,954.401
B	162,715.478
C	1,384,818.140
I	522,302.525
O	3,997,218.408
R	694,960.056
W	214.746
Total	18,911,183.754

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of March 30, 2012, no current Director owns 1% or more of the outstanding shares of the Fund, and the officers and Directors own, as a group, less than 1% of the shares of the Fund.

Appendix B hereto lists the persons that, as of March 30, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of Index Plus LargeCap Fund or Corporate Leaders Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

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What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Reorganization discussed in this Proxy Statement/Prospectus.

What is “householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

Who pays for this Proxy Solicitation/Prospectus?

The Funds will not pay the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders.  ING Investments (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your proxy ballot.

Secretary

May 15, 2012
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

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APPENDIX A:  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of March, 2012, by ING Series Fund, Inc. (“ISFI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING Corporate Leaders 100 Fund (the “Acquiring Fund”) and ING Index Plus LargeCap Fund (the “Acquired Fund”), each a separate series of ISFI.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I, Class O, Class R and Class W voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Directors of ISFI has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of ISFI has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Acquiring Fund does not currently offer Class O shares and Class R shares; however, it has been proposed that the Agreement is subject to approval by shareholders of the Acquired Fund, and upon shareholders’ approval, the Acquiring Fund will start offering Class O shares and Class R shares and the Class O shares and Class R shares of the Acquired Fund will be reorganized with and into Class O shares and Class R shares, respectively, of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume the known liabilities of the Acquired Fund set forth in the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date delivered by ISFI, on behalf of the Acquired Fund, to ISFI, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I, Class O, Class R and Class W shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”).  The aggregate net asset value of Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I, Class O, Class R and Class W shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I, Class O, Class R and Class W shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares in connection with such exchange.

1.5.          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.             VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Directors of ISFI.

2.2.          The net asset value of a Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Board of Directors of ISFI.

2.3.                          The number of the Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I, Class O, Class R and Class W shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with paragraph 2.2.

2.4.                          All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.                          The Closing Date shall be July 20, 2012 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.                          The Acquired Fund shall direct the Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                          The Acquired Fund shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I, Class O, Class R and Class W shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of ISFI, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             REPRESENTATIONS AND WARRANTIES

4.1.                          Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of ISFI, ISFI, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)       The Acquired Fund is duly organized as a series of ISFI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ISFI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ISFI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)        The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ISFI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ISFI, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ISFI, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by ISFI, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  ISFI, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since May 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)      All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of ISFI, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                      Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of ISFI, ISFI, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)       The Acquiring Fund is duly organized as a series of ISFI, which is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ISFI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ISFI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ISFI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ISFI, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ISFI, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by ISFI, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ISFI, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business.  ISFI, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since May 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)        All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ISFI and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)      The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of ISFI, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)       The information to be furnished by ISFI for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)       That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.          The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Fund covenants that the Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares received at the Closing.

5.8.          The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          ISFI, on behalf of the Acquired Fund, covenants that ISFI will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ISFI, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) ISFI’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) ISFI’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of ISFI, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at ISFI’s election, to the performance by ISFI, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of ISFI, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          ISFI, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of ISFI, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

6.3.          ISFI, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ISFI, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ISFI, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ISFI’s election, to the performance by ISFI, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of ISFI, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          ISFI shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of ISFI;

7.3.          ISFI, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of ISFI, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4.          ISFI, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ISFI, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ISFI, on behalf of the Acquired Fund, or ISFI, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of ISFI’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, ISFI may not, either on behalf of the Acquiring Fund or on behalf of the Acquired Fund, waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ISFI to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to ISFI substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ISFI.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.          ISFI, on behalf of each of the Acquired Fund, and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2012, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

11.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ISFI; provided, however, that following the meeting of the shareholders of the Acquired Fund called by ISFI pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I, Class O, Class R and Class W Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Series Fund, Inc.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

13.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Articles of Incorporation of ISFI.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING Series Fund, Inc., on behalf of its
ING Corporate Leaders 100 Fund series

By:
Name:	Todd Modic
Title:	Senior Vice President

ING Series Fund, Inc., on behalf of its
ING Index Plus LargeCap Fund series

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

APPENDIX B:  ADDITIONAL INFORMATION REGARDING ING CORPORATE LEADERS 100 FUND

Class of Shares

Choosing A Share Class

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the ING Corporate Leaders 100 Fund (the “Fund”); (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.  Specific Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)(1)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease.

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually(2)
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% Annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

(1)          There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more.  However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.  For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

(2)          Subject to shareholder approval of the Reorganization, the Distributor is contractually obligated to waive 0.25% of the distribution fee through October 1, 2013.  There is no guarantee that the distribution fee waiver will continue after October 1, 2013.  This distribution fee waiver will automatically renew for one-year terms and may be terminated or modified by vote of a majority of the Board of Directors of the Fund who are not “interested persons,” as defined in the 1940 Act.

*                 Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A and Class O shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution Plan and/or Shareholder Service Plan

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class B, Class C, Class O and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C		Class O	Class R
ING Corporate Leaders 100 Fund	0.25%	1.00%	1.00	%(1)	0.25%	0.50%

(1)          Subject to shareholder approval of the Reorganization, the Distributor is contractually obligated to waive 0.25% of the distribution fee through October 1, 2013.  There is no guarantee that the distribution fee waiver will continue after October 1, 2013.  This distribution fee waiver will automatically renew for one-year terms and may be terminated or modified by vote of a majority of the Board of Directors of the Fund who are not “interested persons,” as defined in the 1940 Act.

Sales Charges

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums, and purchases of the Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over(1)	N/A	N/A

(1)          See “Contingent Deferred Sales Charges — Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.

Contingent Deferred Sales Charges — Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. For investments made prior to July 1, 2011, shareholders who invested $1,000,000 - $2,499,999 will be subject to a 1.00% CDSC fee if they redeem their shares within 18 months(reduced from 2 years) from the date of purchase. Shareholders who invested $2,500,000 - $4,499,999 will be subject to a 0.50% CDSC fee if they redeem their shares within one year from the date of purchase, and shareholders who invested $5,000,000 or more will be subject to a 0.25% CDSC fee if they redeem their shares within one year from the date of purchase.

CDSC — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.  It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption.  The CDSCs are as follows:

Class B Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired though the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Proxy/Prospectus into ING Senior Income Fund.  However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply.  After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege.  These programs are summarized below and are described in greater detail in the SAI.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules.  You may do this by:

•                  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;

•                  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own the amount of your next purchase for purposes of calculating the sales charge; or

•                  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV.  This may be done by:

•                  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of any ING Fund within 90 days.  For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or

•                  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries.

See the Account Application or the SAI for details, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

•      Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                  For Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•                  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).

•                  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.   If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the

Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI dated September 30, 2011 for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

How Shares Are Priced

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

The NAV per share of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets attributable to the class, subtracting the Fund’s liabilities attributable to the class, and dividing by the number of shares of the class that are outstanding. To the extent the Fund invests in other open-end funds (other than exchange-traded funds (“ETFs”)), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable:

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

How to Buy Shares

Make your investment using the methods outline in the following table.  Investors wishing to purchase Class R shares should contact their plan administrator.  Please refer to the plan document for information regarding buy and selling shares.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O shares you may purchase additional shares by calling (866) 590-7629. Additional fees may apply for phone orders.

By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application

Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement.  Please write your account number on the check.

By Wire

Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon

ABA# 011001234

Credit to:  BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds

A/C #0000733938; for further credit to Shareholder A/C #

(A/C # you received over the telephone)

Shareholder Name:

             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:

ING Funds

P.O. Box 9772

Providence, RI 02940-9772

Wire the funds in the same manner described under “Opening an Account.”

Online (Class O only)	Complete your application at www.sharebuilder.com.	Log onto your account at www.shareholder.com, go to Trade>Mutual Funds Page and select the “Buy” option.

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund, the Distributor, or ShareBuilder Securities Corporation (“ShareBuilder Securities”) reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A, and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B Shares

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) other registered investment companies.

Class O Shares

Class O shares may be purchased and sold through ShareBuilder Securities, a subsidiary of ING Direct (ING Bank, fsb.).

Class R Shares

Class R shares may be purchased without a sales charge.  Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator).    Purchases and redemptions of shares may be made only by eligible Retirement plans for the purpose of funding qualified retirement plans.  Please refer to the plan documentation for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.

Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and Directors/Trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, ING Investments Distributor, LLC, and any affiliate of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of such accounts.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Regular accounts	A/C/O(1)/W(2)	$1,000	No minimum
	I(2)	$250,000
Retirement accounts	A/C/O(1)	$250	No minimum
	I(2)/R	$250,000
Coverdell Education Savings Accounts	O(1)	$250	No minimum
Pre-Authorized Investment Plan	A/C/ O(1)	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
	R	$250,000

(1)          For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan.  This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

(2)          Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

How to Sell Shares

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified plan, you should make redemptions though your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary

You may sell shares by contracting your financial intermediary.  Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds

P.O. Box 9772

Providence, RI 02940-9772

Selling Shares	To Sell Some or All of Your Shares

If certificated shares have been issued, the certificate must accompany the written request.  Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.  A suggested form of such certification is provided on the Account Application.  A signature guarantee may be required.

By Telephone – Expedited Redemption

You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Online (Class O only)	Long onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

Class A, Class B and Class C

•                  Your account must have a current value of at least $10,000.

•                  Minimum withdrawal amount is $100.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

Class I and Class W

•                  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

•                  Minimum withdrawal amount is $1,000.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

How to Exchange Shares

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you market the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.  A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Frequent Trading - Market Timing

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.

•                  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Payments to Financial Intermediaries

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Advisor Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services Inc.; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Company, Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares.

Tax Matters

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains (which is currently generally taxable at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), instead of at the ordinary income rate, provided certain requirements are satisfied.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a legally determined portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please see the SAI dated September 30, 2011 for further information regarding tax matters.

Account Policies

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class’ operations.  Certain information reflects financial results for a single share.  The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended November 30, 2011.  The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated May 31, 2011 and the unaudited financial statements included in the semi-annual shareholder report dated November 30, 2011, are incorporated herein by reference.

Because Class O and Class R of the Fund had not commenced operations as of November 30, 2011, no financial highlights are not provided.

		Income (loss) from investment operations								Ratios to average net assets							Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Less distributions from net investment income	Total Distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-11	11.34	0.09		(0.77)	(0.68)	—	—	10.66	(6.00)	1.71	0.90		0.90		1.48		7,328	53
05-31-11	9.15	0.19	•	2.19	2.38	0.19	0.19	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	7.60	0.11		1.55	1.66	0.11	0.11	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4)-05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277

Class B
11-30-11	11.28	0.05		(0.76)	(0.71)	—	—	10.57	(6.29)	2.46	1.65		1.65		0.73		188	53
05-31-11	9.10	0.12	•	2.17	2.29	0.11	0.11	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	7.56	0.05	•	1.55	1.60	0.06	0.06	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4)-05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277

Class C
11-30-11	11.36	0.04	•	(0.76)	(0.72)	—	—	10.64	(6.34)	2.46	1.65		1.65		0.76		826	53
05-31-11	9.10	0.12	•	2.17	2.29	0.03	0.03	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	7.55	0.05	•	1.56	1.61	0.06	0.06	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4)-05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277

Class I
11-30-11	11.34	0.08		(0.74)	(0.66)	—	—	10.68	(5.82)	1.46	0.65		0.65		1.68		80	53
05-31-11	9.15	0.22	•	2.18	2.40	0.21	0.21	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	7.60	0.14		1.54	1.68	0.13	0.13	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54

06-30-08(4)-05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277

Class W
11-30-11	11.36	0.11		(0.78)	(0.67)	—	—	10.69	(5.90)	1.46	0.65		0.65		1.70		1,688	53
05-31-11	9.17	0.21	•	2.19	2.40	0.21	0.21	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	7.61	0.14		1.55	1.69	0.13	0.13	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4)-05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277

(1)          Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.  Total return for periods less than one year is not annualized.

(2)          Annualized for periods less than a year.

(3)          Expense ratios reflect operating expenses of the Fund.  Expenses before reductions/additions do not reflect amounts reimbursed by the Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur.  Expenses net of fee waivers reflect expenses after reimbursement by an Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements.  Expenses net of all reductions/additions represent the net expenses paid by the Fund.  Net investment income (loss) is net of all such additions or reductions.

(4)          Commencement of operations.

•                  Calculated using average number of shares outstanding throughout the period.

†                  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

APPENDIX C:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of March 30, 2012:

ING Index Plus LargeCap Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

ING Life Insurance & Annuity Co Central Valuation Unit One Orange Way B3N Windsor, CT 06095	5.2% Class I; Beneficial	1.7%	0.1%

BNYM I S Trust Co Cust Rollover IRA Martin O Saltarelli 6232 SE Canterbury LA Stuart, FL 34997-8672	5.3% Class I; Beneficial	0.2%	0.1%

UBS Financial Services Inc Attn Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	6.50% Class C; Beneficial	3.4%	0.5%

MLPF & S for the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	10.9% Class A; 21.5% Class C; Beneficial	8.6%	8.2%

First Clearing, LLC A/C 1699-0135 2801 Market St Saint Louis, MO 63103	13.4% Class A; 7.7% Class B; 14.8% Class C; Beneficial	9.8%	9.7%

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	100% Class W; Beneficial	0.0%	1.6%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	12.4% Class A; 26.3% Class B; 11.9% Class C; Beneficial	9.0%	10.0%

ING National Trust Attn Gordon Elrod 151 Farmington Ave Windsor, CT 06095	6.2% Class A; Beneficial	7.30%	3.8%

C-1

ING National Trust One Orange Way Windsor, CT 06095	89.0% Class R; Beneficial	7.3%	3.1%

Charles Schwab & Co Inc Special Cust Acct for Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	8.4% Class A; 13.2% Class B; Beneficial	5.5%	5.3%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	10.8% Class R; Beneficial	1.7%	0.4%

ING Direct Investing Inc For the Sole Benefit of its Customers Attn Bob Miller Head of Broker/Opps 83 S King St Ste 700 Seattle, WA 98104-3852	95.2% Class O; Beneficial	20.1%	19.2%

Reliance Trust Company CUST FBO ING Americas Deferred Comp Savings Plan Atlanta, GA 30362-1529	56.0% Class I; Beneficial	1.6%	1.5%

ING Corporate Leaders 100 Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

ING Funds Board of Directors ING Intermediate Bond Portfolio DEF Comp PL FBO Joseph E Obermeyer Attn Robyn Ichilov 7337 E. Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.8% Class I; Beneficial	0.2%	0.0%

ING Funds Board of Directors ING Growth and Income Portfolio DEF Comp PL FBO Joseph E Obermeyer Attn Robyn Ichilov 7337 E. Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.4% Class I; Beneficial	0.1%	0.0%

C-2

ING Funds Board of Directors ING Money Market Portfolio DEF Comp PL FBO Joseph E Obermeyer Attn Robyn Ichilov 7337 E. Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.0% Class I; Beneficial	0.1%	0.0%

ING Funds Board of Directors ING Index Plus LargeCap Portfolio DEF Comp PL FBO Joseph E Obermeyer Attn Robyn Ichilov 7337 E. Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.1% Class I; Beneficial	0.0%	0.0%

BNYM I S Trust Co CUST ROTH IRA FBO Thomas E Romano 202 Benedict Ave Thornwood, NY 10594-1204	6.6% Class B; Beneficial	0.5%	0.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	14.2% Class A; 35.2% Class B; 50.9% Class C; 72.2% Class W; Beneficial	28.3%	10.0%

MLPF & S for the Sole Benefit of the Customers Attn Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	6.3% Class B; Beneficial	0.1%	8.2%

Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market Street Philadelphia, PA 19103-1628	10.2% Class W; Beneficial	1.8%	0.1%

First Clearing, LLC A/C 1699-0135 2801 Market St Saint Louis, MO 63103	8.4% Class A; 18.1% Class B; 11.8% Class C; Beneficial	7.4%	9.7%

ING Funds Board of Directors ING Russell L/C Index Portfolio DEF Comp PL FBO Joseph E Obermeyer Attn Robyn Ichilov 7337 E. Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.0% Class I; Beneficial	0.1%	0.0%

C-3

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	46.8% Class A; 100% Class O; 100% Class R; Beneficial	32.5%	1.6%

Donovan L Mills, Jr. TOD Account 5 Orbit Drive Enfield, CT 06082	7.5% Class B; Registered	0.2%	0.0%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	22.0% Class B; Beneficial	0.9%	0.0%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on March 30, 2012.

C-4

PART B

ING Series Fund, Inc.

Statement of Additional Information

May 15, 2012

Acquisition of the Assets and Liabilities of: ING Index Plus LargeCap Fund (A Series of ING Series Fund, Inc.) 7337 East Doubletree Ranch Road,Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Corporate Leaders 100 Fund (A Series of ING Series Fund, Inc.) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Series Fund, Inc.’s (“SAI”) is available to the shareholders of ING Index Plus LargeCap Fund (“Index Plus LargeCap Fund”, a series of ING Series Fund, Inc., in connection with a proposed transaction whereby all of the assets and liabilities of Index Plus LargeCap Fund will be transferred to ING Corporate Leaders 100 Fund (“Corporate Leaders Fund,” together with Index Plus LargeCap Fund, the “Funds, each a “Fund”), a series of ING Series Fund, Inc., in exchange for shares of Index Plus LargeCap Fund.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Index Plus LargeCap Fund; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for Index Plus LargeCap Fund and Corporate Leaders Fund, dated September 30, 2011, as filed on September 29, 2011 (File No: 811-06352).

2.               The Financial Statements of Index Plus LargeCap Fund included in the Annual Report dated May 31, 2011, as filed on August 3, 2011 and the Semi-Annual Report dated November 30, 2011, as filed on February 3, 2012 (File No: 811-06352) and the Financial Statements of Corporate Leaders Fund included in the Annual Report dated May 31, 2011, as filed on August 3, 3011 and the Semi-Annual Report dated November 30, 2011, as filed on February 3, 2012 (File No. 811-6352).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated May 15, 2012, relating to the Reorganization of Index Plus LargeCap Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

ING CORPORATE LEADERS 100 FUND

Set forth below is an excerpt from the semi-annual report for ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”) dated November 30, 2011.

Market Perspective:  Six Months Ended November 30, 2011

As our fiscal year commenced, the mood had darkened. As recently as April, many of the developed world’s economies, including the U.S., and sentiment, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But after a fall in May 2011, global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, continued to slide in each of the first four months of the new fiscal year, losing over 16%, before a remarkable October rally clawed back about half of this. At the half-way point in the fiscal year, global equities were down 10.15%. (The MSCI World IndexSM returned (11.66)% for the six months ended November 30, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April 2011. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May, the unemployment rate rebounded to 9.1% and remained at 9% or higher through November, with 42.4% unemployed for more than 26 weeks. By September, the employment report showed zero new jobs created in August. But in a more upbeat November release, this was revised up to 104,000, with September’s new jobs reported at 158,000 and October’s at 80,000.

In the housing market a “double dip” in housing prices had been confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. A bipartisan “Debt Supercommittee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

But by then, third quarter GDP growth was estimated at 2.0%, while other keenly watched figures like retail sales, industrial production and purchasing managers’ indices were coming in at reasonably healthy levels. “Black Friday” sales on the day after Thanksgiving were reported strong and November ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6% and then 7%, roughly the rate that had precipitated bail-outs for Greece, Ireland and Portugal. The European Central Bank (“ECB”) stepped in, uneasily, to buy Italian bonds — and some time. The threat to the euro zone banking system,

2

where vast quantities of Italian and Spanish bonds are held, was clear. As the fiscal half-year ended, a “grand bargain” seemed to be taking shape, whereby euro zone governments would agree to abide by certain fiscal rules and the ECB would be allowed to buy bonds aggressively.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 3.54% in the six months through November, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost an almost identical 3.56%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 20.79% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned (6.25)% for the six months through November, despite October’s 10.7% surge, the best since December 1999. All sectors except utilities and staples posted losses. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as November ended.

In currency markets the euro zone’s problems finally took their toll, as the dollar gained 7.09% on the euro, almost all in November. The pound fell in sympathy with the euro as the UK sends nearly half of its exports to the euro zone: the dollar gained 5.88%. But the dollar fell back against the yen by 3.60% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 13.51% in the six months through November. The economy contracted as it struggled to recover from the tragedies of March. The MSCI Europe ex UK® Index plunged 17.21%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index fell 6.26%. GDP growth rebounded to 0.5% in the third quarter, but probably stagnated thereafter in the face of weak euro zone demand and fiscal austerity at home.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to

3

measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Portfolio Managers’ Report

ING Corporate Leaders 100 Fund (the “Fund” or “Corporate Leaders 100”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.00)% compared to the S&P 500® Index, which returned (6.25)% for the same period.

Portfolio Specifics: The Fund’s investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund’s holdings to the initial 1% weightings.

During the reporting period, this strategy worked in the Fund’s favor relative to the S&P 500® Index, particularly within the information technology, industrials, healthcare and consumer discretionary sectors. This was offset by negative performance in the consumer staples, telecommunications services, materials and financial sectors. In terms of individual holdings, top relative detractors included overweight position in Sprint Nextel Corp, Avon Products, Inc. and Alcoa, Inc. Top relative contributors included an underweight position in Citigroup Inc. and overweight positions in MasterCard, Inc., Nike Inc. and Visa, Inc.

Current Strategy and Outlook: As of the end of the reporting period, the Fund’s largest sector overweights were in consumer staples, industrials and materials; while the biggest underweights were in energy, technology and healthcare. Sector exposures are purely a function of the Fund’s quantitative investment strategy, however, and are not actively managed.

Sector Diversification
as of November 30, 2011
(as a percentage of net assets)

Financials	15.5%
Information Technology	14.7%
Industrials	14.1%
Consumer Staples	12.0%
Energy	11.6%
Consumer Discretionary	10.6%
Health Care	9.2%

4

Materials	5.1%
Utilities	3.6%
Telecommunications	2.5%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

5

Top Ten Holdings
as of November 30, 2011
(as a percentage of net assets)

SPDR Trust Series 1	2.8%
National Oilwell Varco, Inc.	1.2%
Occidental Petroleum Corp.	1.2%
Caterpillar, Inc.	1.1%
Williams Cos., Inc.	1.1%
Freeport-McMoRan Copper & Gold, Inc.	1.1%
Schlumberger Ltd.	1.1%
Union Pacific Corp.	1.1%
Apache Corp.	1.1%
Google, Inc. - Class A	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

*           *           *

6

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Index Plus LargeCap Fund will be transferred to Corporate Leaders Fund, in exchange for shares of Corporate Leaders Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of November 30, 2011. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2011 (Unaudited)

	ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in securities at value +*	$276,595,227	$10,002,194	$—		$286,597,421
Short-term investments at value***	4,040,832	—	—		4,040,832
Cash	33	—	420,875	(B)	420,908
Cash collateral for future	420,875	—	(420,875	)(B)	—
Receivables:
Investment securities sold	2,178	471,072	—		473,250
Fund shares sold	25,368	35,763	—		61,131
Dividends and interest	815,208	32,682	—		847,890
Reimbursement due from manager	21,854	7,543	—		29,397
Prepaid expenses	59,250	29,303	—		88,553
Total assets	281,980,825	10,578,557	—		292,559,382

LIABILITIES:
Payable for fund shares redeemed	636,523	400,000	—		1,036,523
Payable upon receipt for securities loaned	960,832	—	—		960,832
Payable to affiliates	186,700	6,808	—		193,508
Payable to custodian due to bank overdraft	—	47,163	—		47,163
Payable for directors fees	1,460	54	—		1,514
Other accrued expenses and liabilities	270,039	14,207	—		284,246
Total liabilities	2,055,554	468,232	—		2,523,786
NET ASSETS	$279,925,271	$10,110,325	$—		$290,035,596

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$339,771,037	$8,337,089	—		$348,108,126
Undistributed net investment income	2,718,661	132,428	—		2,851,089
Accumulated net realized loss	(102,986,585)	(1,263,158)	276,786	(B)	(103,981,957)
Net unrealized appreciation	40,422,158	2,903,966	(276,786	)(B)	43,058,338
NET ASSETS	$279,925,271	$10,110,325	$—		$290,035,596

+Including securities loaned at value	$929,656	$—	$—		$929,656
*Cost of investments in securities	$237,173,664	$7,098,228	$—		$244,271,892
***Cost of short-term investments	$4,040,832	$—	$—		$4,040,832

Class A:
Net Assets	$181,746,008	$7,327,825	—		$189,073,833
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	12,611,427	687,540	4,625,534	(A)	17,924,501

7

	ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	Pro Forma Adjustments		Pro Forma Combined
Net asset value and redemption price per share	$14.41	$10.66			$10.66
Maximum offering price per share (3.00%)/(5.75%) (1)	$14.86	$11.31			$11.31

Class B:
Net Assets	$2,675,427	$188,394	—		$2,863,821
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	184,919	17,828	68,196	(A)	270,943
Net asset value and redemption price per share	$14.47	$10.57			$10.57

Class C:
Net Assets	$20,635,571	$825,876	—		$21,461,447
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	1,430,362	77,607	509,071	(A)	2,017,040
Net asset value and redemption price per share	$14.43	$10.64			$10.64

Class I:
Net Assets	$8,540,478	$79,924	—		$8,620,402
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	587,452	7,486	212,218	(A)	807,156
Net asset value and redemption price per share	$14.54	$10.68			$10.68

Class O:
Net Assets	$57,826,029	$ n/a	—		$57,826,029
Shares authorized	100,000,000	n/a			100,000,000
Par value	$0.001	$ n/a			$0.001
Shares outstanding	4,003,144	n/a	—		4,003,144
Net asset value and redemption price per share	$14.45	$ n/a			$14.45

Class R:
Net Assets	$8,498,636	$ n/a	—		$8,498,636
Shares authorized	100,000,000	n/a			100,000,000
Par value	$0.001	$ n/a			$0.001
Shares outstanding	593,554	n/a	—		593,554
Net asset value and redemption price per share	$14.32	$ n/a			$14.32

Class W:
Net Assets	$3,122	$1,688,306	—		$1,691,428
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	215	157,893	77	(A)	158,185
Net asset value and redemption price per share	$14.54	$10.69			$10.69

8

(1)

Maximum offering price is computed at 100/97.00 of net asset value for ING Index Plus LargeCap Fund and 100/94.25 of net asset value for ING Corporate Leaders 100 Fund.  On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(A)	Reflects new shares issued, net of retired shares of ING Index Plus LargeCap Fund. (Calculation: Net Assets ÷ NAV per share)
(B)	Reflects adjustments due to pre-merger portfolio transitioning.

See Accompanying Notes to the Pro Forma Financial Statements

9

STATEMENTS OF OPERATIONS for the year ended November 30, 2011 (Unaudited)

	ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,579,070	$244,795	$—		$6,823,865
Interest	95	—	—		95
Securities lending income, net	55,734	—	—		55,734
Total investment income	6,634,899	244,795	—		6,879,694

EXPENSES:
Investment management fees	1,431,497	43,868	(158,646	)(A)	1,316,719
Unified Fees	—	—	—		—
Distribution and service fees:
Class A	454,070	20,294	(703	)(A)	473,661
Class B	282,363	2,149	585	(A)	285,097
Class C	174,025	6,642	57,728	(A)	238,395
Class O	151,253	—	—		151,253
Class R	43,472	—	—		43,472
Transfer agent fees
Class A	338,610	6,249	8,888	(A)	353,747
Class B	60,950	239	221	(A)	61,410
Class C	44,068	718	539	(A)	45,325
Class I	19,065	63	29	(A)	19,157
Class O	114,600	—	—		114,600
Class R	16,339	—	—		16,339
Class W	1	2,037	(2,038	)(A)	—
Administrative service fees	254,490	10,967	63,279	(A)	328,736
Shareholder reporting expense	7,262	4,454	—		11,716
Registration fees	81,347	67,517	—		148,864
Professional fees	53,268	15,436	—		68,704
Custody and accounting expense	51,714	2,940	—		54,654
Trustee fees	25,887	708	—		26,595
Miscellaneous expense	19,447	3,158	—		22,605
Interest expense	497	—	(497	)(A)	—
Total expenses	3,624,225	187,439	(30,119)		3,781,545
Less:
Net waived and reimbursed fees	(314,954)	(87,517)	75,730	(A)	(326,741)
Brokerage commission recapture	—	—	—		—
Net expenses	3,309,271	99,922	45,610		3,454,803
Net investment income	3,325,628	144,873	(45,610)		3,424,891

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,029,480	670,607	—		21,700,087
Foreign currency related transactions	(135,879)	—	—		(135,879)
Futures	645,247	—	267,786	(B)	913,033
Capital gain distributions from underlying funds	37	—	—		37
Capital gain distributions from affiliated underlying funds	913	—	—		913
Net realized gain (loss)	21,029,480	670,607	267,786		22,477,241
Net change in unrealized appreciation or depreciation on:
Investments	(8,169,150)	27,789	—		(8,141,361)
Foreign currency related transactions	196,979	—	(267,786	)(B)	196,979

10

	ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	Pro Forma Adjustments	Pro Forma Combined
Futures	(287,515)	—	—	(287,515)
Net change in unrealized appreciation or depreciation	(8,259,686)	27,789	(267,786)	(8,231,897)
Net realized and unrealized appreciation	13,280,112	698,396	—	14,245,344
Increase (decrease) in net assets resulting from operations	$16,605,740	$843,269	$(45,610)	$17,670,235

*Foreign taxes withheld	$—	$98	$—	$98
(1) Dividends from affiliates	$8	$—	$—	$8

(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustments due to pre-merger portfolio transitioning.

See Accompanying Notes to the Pro Forma Financial Statements

11

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
		COMMON STOCK: 98.7%
				Consumer Discretionary: 10.1%
15,100	—	15,100	*	Abercrombie & Fitch Co.	$723,441	$—	$723,441
6,700	390	7,090	@	Amazon.com, Inc.	1,288,343	74,993	1,363,336
4,700	—	4,700	@*	Apollo Group, Inc. - Class A	227,856	—	227,856
17,600	—	17,600	@, L*	Autonation, Inc.	635,536	—	635,536
2,800	—	2,800	@,*	Autozone, Inc.	919,464	—	919,464
2,100	—	2,100	@,*	Bed Bath & Beyond, Inc.	127,071	—	127,071
1,000	—	1,000	*	Best Buy Co., Inc.	27,090	—	27,090
2,600	—	2,600	@,*	Big Lots, Inc.	104,286	—	104,286
1,200	—	1,200	*	Cablevision Systems Corp.	18,000	—	18,000
1,300	—	1,300	@,*	Carmax, Inc.	37,388	—	37,388
13,400	—	13,400	*	Carnival Corp.	444,880	—	444,880
44,200	—	44,200	*	CBS Corp. - Class B	1,150,968	—	1,150,968
700	—	700	@,*	Chipotle Mexican Grill, Inc.	225,092	—	225,092
8,800	—	8,800	*	Coach, Inc.	550,792	—	550,792
52,152	4,140	56,292		Comcast Corp. — Class A	1,182,286	93,854	1,276,140
7,700	—	7,700	*	D.R. Horton, Inc.	91,707	—	91,707
2,600	—	2,600	*	Darden Restaurants, Inc.	124,046	—	124,046
14,400	—	14,400	*	DeVry, Inc.	496,944	—	496,944
8,180	—	8,180	@,*	DIRECTV	386,260	—	386,260
14,600	—	14,600	@,*	Discovery Communications, Inc. - Class A	612,908	—	612,908
1,100	—	1,100	*	Expedia, Inc.	30,596	—	30,596
5,271	—	5,271	*	Family Dollar Stores, Inc.	313,203	—	313,203
18,400	8,940	27,340	@	Ford Motor Co.	195,040	94,764	289,804
1,200	—	1,200	@, L,*	GameStop Corp.	27,744	—	27,744
1,600	—	1,600	*	Gannett Co., Inc.	17,376	—	17,376
6,780	—	6,780	*	Gap, Inc.	126,718	—	126,718
2,400	—	2,400	*	Genuine Parts Co.	140,400	—	140,400
5,200	—	5,200	*	H&R Block, Inc.	81,796	—	81,796
2,500	—	2,500	*	Harman International Industries, Inc.	103,250	—	103,250
2,700	—	2,700	*	Hasbro, Inc.	96,687	—	96,687
22,800	2,650	25,450		Home Depot, Inc.	894,216	103,933	998,149
6,100	—	6,100	*	International Game Technology	104,066	—	104,066
2,600	—	2,600	*	Interpublic Group of Cos., Inc.	24,388	—	24,388
1,200	—	1,200	*	JC Penney Co., Inc.	38,448	—	38,448
1,800	—	1,800	*	Kohl’s Corp.	96,840	—	96,840
3,700	—	3,700	*	Leggett & Platt, Inc.	82,806	—	82,806
4,100	—	4,100	L,*	Lennar Corp.	75,481	—	75,481
3,600	—	3,600	*	Limited Brands, Inc.	152,388	—	152,388
32,700	4,490	37,190		Lowe’s Cos., Inc.	785,127	107,805	892,932
6,479	—	6,479	*	Macy’s, Inc.	209,466	—	209,466
5,900	—	5,900	*	Marriott International, Inc.	180,658	—	180,658
48,600	—	48,600	*	Mattel, Inc.	1,400,166	—	1,400,166
28,000	1,020	29,020		McDonald’s Corp.	2,674,560	97,431	2,771,991
2,100	—	2,100	*	McGraw-Hill Cos., Inc.	89,670	—	89,670
900	—	900	@,*	NetFlix, Inc.	58,077	—	58,077
22,500	—	22,500	*	Newell Rubbermaid, Inc.	344,250	—	344,250
8,500	5,610	14,110		News Corp. - Class A	148,240	97,838	246,078
8,000	1,030	9,030		Nike, Inc.	769,440	99,065	868,505
300	—	300	*	Nordstrom, Inc.	13,584	—	13,584

12

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
600	—	600	*	Omnicom Group	$25,902	$—	$25,902
6,300	—	6,300	@,*	O’Reilly Automotive, Inc.	486,612	—	486,612
1,000	—	1,000	@,*	Priceline.com, Inc.	485,890	—	485,890
9,700	—	9,700	@, L,*	Pulte Homes, Inc.	59,267	—	59,267
1,500	—	1,500	*	Ralph Lauren Corp.	212,790	—	212,790
5,700	—	5,700	*	Ross Stores, Inc.	507,813	—	507,813
15,100	—	15,100	*	Scripps Networks Interactive - Class A	601,282	—	601,282
300	—	300	@, L,*	Sears Holding Corp.	18,099	—	18,099
4,100	—	4,100	*	Staples, Inc.	59,081	—	59,081
15,336	—	15,336	*	Starbucks Corp.	666,809	—	666,809
3,900	—	3,900	*	Starwood Hotels & Resorts Worldwide, Inc.	185,952	—	185,952
4,069	1,780	5,849		Target Corp.	214,436	93,806	308,242
5,500	—	5,500	*	Tiffany & Co.	368,720	—	368,720
24,900	—	24,900	*	Time Warner Cable, Inc.	1,505,952	—	1,505,952
3,900	2,926	6,826		Time Warner, Inc.	135,798	101,883	237,681
2,400	—	2,400	*	TJX Cos., Inc.	148,080	—	148,080
800	—	800	@,*	Urban Outfitters, Inc.	21,584	—	21,584
7,711	—	7,711	*	VF Corp.	1,069,439	—	1,069,439
2,068	—	2,068	*	Viacom - Class B	92,564	—	92,564
8,600	2,930	11,530		Walt Disney Co.	308,310	105,041	413,351
600	—	600	*	Washington Post	215,346	—	215,346
2,600	—	2,600	*	Whirlpool Corp.	127,556	—	127,556
6,700	—	6,700	*	Wyndham Worldwide Corp.	237,515	—	237,515
6,108	—	6,108	*	Wynn Resorts Ltd.	736,380	—	736,380
19,100	—	19,100	*	Yum! Brands, Inc.	1,070,364	—	1,070,364
					28,210,580	1,070,413	29,280,993

				Consumer Staples: 12.6%
65,100	3,390	68,490		Altria Group, Inc.	1,867,719	97,259	1,964,978
40,302	—	40,302	*	Archer-Daniels-Midland Co.	1,213,896	—	1,213,896
7,800	4,520	12,320		Avon Products, Inc.	132,600	76,840	209,440
14,100	—	14,100	*	Beam, Inc.	740,532	—	740,532
9,481	—	9,481	*	Brown-Forman Corp.	756,679	—	756,679
4,416	—	4,416	*	Campbell Soup Co.	143,962	—	143,962
1,800	—	1,800	*	Clorox Co.	116,928	—	116,928
47,887	1,280	49,167	+	Coca-Cola Co.	3,219,443	86,054	3,305,497
18,515	—	18,515	*	Coca-Cola Enterprises, Inc.	483,612	—	483,612
6,000	1,010	7,010		Colgate-Palmolive Co.	549,000	92,415	641,415
9,100	—	9,100	*	ConAgra Foods, Inc.	229,866	—	229,866
15,900	—	15,900	@,*	Constellation Brands, Inc.	309,573	—	309,573
7,600	1,090	8,690		Costco Wholesale Corp.	648,280	92,977	741,257
24,300	2,620	26,920		CVS Caremark Corp.	943,812	101,761	1,045,573
3,419	—	3,419	*	Dr Pepper Snapple Group, Inc.	124,896	—	124,896
300	—	300	*	Estee Lauder Cos., Inc.	35,394	—	35,394
9,954	—	9,954	*	General Mills, Inc.	397,662	—	397,662
9,516	—	9,516	*	Hershey Co.	548,883	—	548,883
7,800	1,740	9,540		HJ Heinz Co.	410,670	91,611	502,281
42,700	—	42,700	*	Hormel Foods Corp.	1,285,697	—	1,285,697
2,700	—	2,700	*	JM Smucker Co.	205,146	—	205,146
16,500	—	16,500	*	Kellogg Co.	811,140	—	811,140
9,019	—	9,019	*	Kimberly-Clark Corp.	644,588	—	644,588
28,800	2,590	31,390		Kraft Foods, Inc.	1,041,120	93,628	1,134,748
56,200	—	56,200	*	Kroger Co.	1,302,716	—	1,302,716
3,495	—	3,495	*	Lorillard, Inc.	390,112	—	390,112

13

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
26,200	—	26,200	*	McCormick & Co., Inc.	$1,275,940	$—	$1,275,940
3,265	—	3,265	*	Mead Johnson Nutrition Co.	246,050	—	246,050
32,500	—	32,500	*	Molson Coors Brewing Co.	1,319,175	—	1,319,175
28,100	1,430	29,530		PepsiCo, Inc.	1,798,400	91,520	1,889,920
34,376	1,394	35,770		Philip Morris International, Inc.	2,620,826	106,279	2,727,105
35,310	1,400	36,710		Procter & Gamble Co.	2,279,967	90,398	2,370,365
19,094	—	19,094	*	Reynolds American, Inc.	799,275	—	799,275
46,600	—	46,600	*	Safeway, Inc.	932,000	—	932,000
10,200	—	10,200	*	Sara Lee Corp.	193,392	—	193,392
23,300	—	23,300	*	Sysco Corp.	664,982	—	664,982
47,900	—	47,900	*	Tyson Foods, Inc.	964,706	—	964,706
30,400	2,730	33,130		Walgreen Co.	1,025,088	92,056	1,117,144
39,736	1,720	41,456		Wal-Mart Stores, Inc.	2,340,450	101,308	2,441,758
3,500	—	3,500	*	Whole Foods Market, Inc.	238,350	—	238,350
					35,252,527	1,214,106	36,466,633

				Energy: 12.5%
2,600	—	2,600	@,*	Alpha Natural Resources, Inc.	62,400	—	62,400
7,700	—	7,700	*	Anadarko Petroleum Corp.	625,779	—	625,779
6,400	1,090	7,490		Apache Corp.	636,416	108,390	744,806
10,900	1,840	12,740	*	Baker Hughes, Inc.	595,249	100,482	695,731
1,300	—	1,300	*	Cabot Oil & Gas Corp.	115,167	—	115,167
5,100	—	5,100	@,*	Cameron International Corp.	275,349	—	275,349
12,100	—	12,100	*	Chesapeake Energy Corp.	306,614	—	306,614
42,927	930	43,857	+	Chevron Corp.	4,413,754	95,623	4,509,377
27,400	1,380	28,780		ConocoPhillips	1,954,168	98,422	2,052,590
2,200	—	2,200	*	Consol Energy, Inc.	91,608	—	91,608
48,100	—	48,100	@,*	Denbury Resources, Inc.	812,890	—	812,890
25,700	1,550	27,250		Devon Energy Corp.	1,682,322	101,463	1,783,785
21,300	—	21,300	*	Diamond Offshore Drilling	1,281,195	—	1,281,195
9,309	—	9,309	*	El Paso Corp.	232,818	—	232,818
1,800	—	1,800	*	EOG Resources, Inc.	186,732	—	186,732
900	—	900	*	EQT Corp.	55,809	—	55,809
101,701	1,210	102,911	+	ExxonMobil Corp.	8,180,828	97,332	8,278,160
5,000	—	5,000	@,*	FMC Technologies, Inc.	261,800	—	261,800
22,900	2,760	25,660		Halliburton Co.	842,720	101,568	944,288
11,000	—	11,000	*	Helmerich & Payne, Inc.	626,560	—	626,560
11,900	—	11,900	*	Hess Corp.	716,618	—	716,618
46,200	—	46,200	*	Marathon Oil Corp.	1,291,752	—	1,291,752
7,350	—	7,350	*	Marathon Petroleum Corp.	245,417	—	245,417
1,900	—	1,900	*	Murphy Oil Corp.	106,248	—	106,248
20,200	—	20,200	@,*	Nabors Industries Ltd.	362,388	—	362,388
8,503	1,690	10,193		National Oilwell Varco, Inc.	609,665	121,173	730,838
4,800	—	4,800	@,*	Newfield Exploration Co.	219,840	—	219,840
5,500	—	5,500	*	Noble Corp.	189,915	—	189,915
2,082	—	2,082	*	Noble Energy, Inc.	204,848	—	204,848
9,700	1,190	10,890		Occidental Petroleum Corp.	959,330	117,691	1,077,021
8,600	—	8,600	*	Peabody Energy Corp.	337,378	—	337,378
1,600	—	1,600	*	Pioneer Natural Resources Co.	151,264	—	151,264
1,800	—	1,800	*	QEP Resources, Inc.	58,770	—	58,770
2,200	—	2,200	*	Range Resources Corp.	157,762	—	157,762
8,400	—	8,400	@,*	Rowan Cos., Inc.	284,844	—	284,844
36,229	1,460	37,689		Schlumberger Ltd.	2,729,131	109,982	2,839,113

14

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
8,500	—	8,500	@,*	Southwestern Energy Co.	$323,425	$—	$323,425
5,400	—	5,400	*	Spectra Energy Corp.	158,868	—	158,868
28,300	—	28,300	*	Sunoco, Inc.	1,098,323	—	1,098,323
22,100	—	22,100	@,*	Tesoro Corp.	527,969	—	527,969
50,400	—	50,400	*	Valero Energy Corp.	1,122,408	—	1,122,408
5,100	3,580	8,680		Williams Cos., Inc.	164,628	115,562	280,190
					35,260,969	1,167,688	36,428,657

				Financials: 13.8%
6,200	—	6,200	*	ACE Ltd.	431,086	—	431,086
11,722	—	11,722	*	Aflac, Inc.	509,204	—	509,204
10,200	3,620	13,820		Allstate Corp.	273,258	96,980	370,238
14,600	1,930	16,530		American Express Co.	701,384	92,717	794,101
7,700	—	7,700	@,*	American International Group, Inc.	179,487	—	179,487
14,000	—	14,000	*	Ameriprise Financial, Inc.	642,740	—	642,740
11,200	—	11,200	*	AON Corp.	514,864	—	514,864
18,600	—	18,600	*	Apartment Investment & Management Co.	405,108	—	405,108
29,800	—	29,800	*	Assurant, Inc.	1,169,352	—	1,169,352
629	—	629	*	AvalonBay Communities, Inc.	78,531	—	78,531
336,743	14,070	350,813		Bank of America Corp.	1,831,882	76,541	1,908,423
16,900	4,630	21,530		Bank of New York Mellon Corp.	328,874	90,100	418,974
20,100	—	20,100	*	BB&T Corp.	465,717	—	465,717
47,200	1,220	48,420	@,+	Berkshire Hathaway, Inc.	3,717,472	96,087	3,813,559
1,500	—	1,500	*	Blackrock, Inc.	258,060	—	258,060
858	—	858	*	Boston Properties, Inc.	81,836	—	81,836
9,800	2,340	12,140		Capital One Financial Corp.	437,668	104,504	542,172
4,400	—	4,400	@,*	CBRE Group, Inc.	73,964	—	73,964
15,900	—	15,900	*	Charles Schwab Corp.	190,164	—	190,164
6,200	—	6,200	*	Chubb Corp.	418,128	—	418,128
2,800	—	2,800	*	Cincinnati Financial Corp.	83,020	—	83,020
51,740	3,330	55,070		Citigroup, Inc.	1,421,815	91,508	1,513,323
920	—	920	*	CME Group, Inc.	229,338	—	229,338
2,597	—	2,597	*	Comerica, Inc.	65,496	—	65,496
48,500	—	48,500	*	Discover Financial Services	1,155,270	—	1,155,270
4,461	—	4,461	@,*	E*Trade Financial Corp.	40,952	—	40,952
1,700	—	1,700	*	Equity Residential	93,823	—	93,823
5,911	—	5,911	*	Fifth Third Bancorp.	71,464	—	71,464
6,200	—	6,200	*	Franklin Resources, Inc.	625,084	—	625,084
15,700	—	15,700	@,*	Genworth Financial, Inc.	103,463	—	103,463
8,379	870	9,249		Goldman Sachs Group, Inc.	803,211	83,398	886,609
20,700	—	20,700	*	Hartford Financial Services Group, Inc.	367,632	—	367,632
22,607	—	22,607	*	HCP, Inc.	873,760	—	873,760
10,700	—	10,700	*	Health Care Real Estate Investment Trust, Inc.	536,819	—	536,819
1,900	—	1,900	*	Host Hotels & Resorts, Inc.	26,885	—	26,885
3,500	—	3,500	*	Hudson City Bancorp., Inc.	19,565	—	19,565
15,100	—	15,100	*	Huntington Bancshares, Inc.	79,275	—	79,275
8,000	—	8,000	@,*	IntercontinentalExchange, Inc.	973,760	—	973,760
3,809	—	3,809	@,*	Invesco Ltd.	77,132	—	77,132
75,053	2,840	77,893		JPMorgan Chase & Co.	2,324,391	87,955	2,412,346
134,500	—	134,500	*	Keycorp	980,505	—	980,505
6,400	—	6,400	*	Kimco Realty Corp.	100,928	—	100,928

15

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
14,100	—	14,100	*	Legg Mason, Inc.	$374,073	$—	$374,073
8,500	—	8,500	*	Leucadia National Corp.	199,070	—	199,070
27,600	—	27,600	*	Lincoln National Corp.	556,968	—	556,968
3,700	—	3,700	*	Loews Corp.	142,191	—	142,191
7,900	—	7,900	*	M&T Bank Corp.	576,542	—	576,542
19,400	—	19,400	*	Marsh & McLennan Cos., Inc.	585,686	—	585,686
16,400	3,060	19,460		Metlife, Inc.	516,272	96,329	612,601
15,600	—	15,600	*	Moody’s Corp.	541,476	—	541,476
18,100	5,910	24,010		Morgan Stanley	267,699	87,409	355,108
1,400	—	1,400	@,*	Nasdaq Stock Market, Inc.	36,750	—	36,750
4,700	—	4,700	*	Northern Trust Corp.	176,861	—	176,861
4,500	—	4,500	*	NYSE Euronext	128,520	—	128,520
47,500	—	47,500	*	People’s United Financial, Inc.	591,375	—	591,375
1,412	—	1,412	*	Plum Creek Timber Co., Inc.	52,018	—	52,018
7,700	—	7,700	*	PNC Financial Services Group, Inc.	417,417	—	417,417
3,400	—	3,400	*	Principal Financial Group, Inc.	82,042	—	82,042
9,000	—	9,000	*	Progressive Corp.	169,740	—	169,740
32,257	—	32,257	*	ProLogis, Inc.	897,390	—	897,390
16,800	—	16,800	*	Prudential Financial, Inc.	850,752	—	850,752
2,050	—	2,050	*	Public Storage, Inc.	270,395	—	270,395
139,100	—	139,100	*	Regions Financial Corp.	571,701	—	571,701
1,692	—	1,692	*	Simon Property Group, Inc.	210,383	—	210,383
33,800	—	33,800	*	SLM Corp.	435,344	—	435,344
6,918	—	6,918	*	State Street Corp.	274,299	—	274,299
40,200	—	40,200	*	SunTrust Bank	728,826	—	728,826
9,700	—	9,700	*	T. Rowe Price Group, Inc.	550,572	—	550,572
14,250	—	14,250	*	Torchmark Corp.	606,907	—	606,907
8,899	—	8,899	*	Travelers Cos., Inc.	500,569	—	500,569
14,372	—	14,372	*	UnumProvident Corp.	323,514	—	323,514
10,562	3,680	14,242		US Bancorp.	273,767	95,386	369,153
1,700	—	1,700	*	Ventas, Inc.	89,692	—	89,692
7,048	—	7,048	*	Vornado Realty Trust	524,724	—	524,724
75,604	3,580	79,184		Wells Fargo & Co.	1,955,119	92,579	2,047,698
2,800	5,552	8,352		Weyerhaeuser Co.	47,012	93,218	140,230
5,700	—	5,700	*	XL Group PLC	117,534	—	117,534
23,000	—	23,000	*	Zions Bancorp.	370,070	—	370,070
					38,775,637	1,284,711	40,060,348

				Health Care: 9.3%
20,858	1,710	22,568		Abbott Laboratories	1,137,804	93,281	1,231,085
16,565	—	16,565	*	Aetna, Inc.	692,748	—	692,748
1,600	—	1,600	@,*	Agilent Technologies, Inc.	60,000	—	60,000
2,200	—	2,200	*	Allergan, Inc.	184,184	—	184,184
13,826	—	13,826	*	AmerisourceBergen Corp.	513,636	—	513,636
31,872	1,610	33,482		Amgen, Inc.	1,845,708	93,235	1,938,943
4,540	1,600	6,140		Baxter International, Inc.	234,536	82,656	317,192
9,800	—	9,800	*	Becton Dickinson & Co.	723,044	—	723,044
2,400	—	2,400	@,*	Biogen Idec, Inc.	275,880	—	275,880
88,500	—	88,500	@,*	Boston Scientific Corp.	522,150	—	522,150
18,700	2,870	21,570		Bristol-Myers Squibb Co.	611,864	93,906	705,770
2,100	—	2,100	*	Cardinal Health, Inc.	89,166	—	89,166
6,500	—	6,500	@,*	Celgene Corp.	410,020	—	410,020

16

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
500	—	500	@,*	Cerner Corp.	$30,490	$—	$30,490
12,900	—	12,900	*	Cigna Corp.	570,567	—	570,567
700	—	700	@,*	Coventry Health Care, Inc.	22,358	—	22,358
800	—	800	*	CR Bard, Inc.	69,752	—	69,752
13,800	—	13,800	@,*	DaVita, Inc.	1,051,284	—	1,051,284
36,300	—	36,300	*	Eli Lilly & Co.	1,373,955	—	1,373,955
1,300	—	1,300	@,*	Express Scripts, Inc.	59,345	—	59,345
4,600	—	4,600	@,*	Forest Laboratories, Inc.	137,816	—	137,816
38,500	2,270	40,770	@	Gilead Sciences, Inc.	1,534,225	90,459	1,624,684
10,850	—	10,850	*	Humana, Inc.	962,178	—	962,178
40,499	1,390	41,889	+	Johnson & Johnson	2,621,095	89,961	2,711,056
1,500	—	1,500	@,*	Laboratory Corp. of America Holdings	128,580	—	128,580
3,500	—	3,500	@,*	Life Technologies Corp.	135,555	—	135,555
12,668	—	12,668	*	McKesson Corp.	1,030,035	—	1,030,035
10,983	—	10,983	@,*	Medco Health Solutions, Inc.	622,407	—	622,407
—	2,630	2,630		Medtronic, Inc.	—	95,811	95,811
50,258	2,717	52,975		Merck & Co., Inc.	1,796,723	97,133	1,893,856
38,800	—	38,800	@,*	Mylan Laboratories	757,764	—	757,764
1,000	—	1,000	*	Patterson Cos., Inc.	30,170	—	30,170
37,200	—	37,200	*	PerkinElmer, Inc.	703,824	—	703,824
107,938	4,971	112,909		Pfizer, Inc.	2,166,316	99,768	2,266,084
2,600	—	2,600	*	St. Jude Medical, Inc.	99,944	—	99,944
2,800	—	2,800	@,*	Tenet Healthcare Corp.	13,020	—	13,020
1,042	—	1,042	@,*	Thermo Fisher Scientific, Inc.	49,235	—	49,235
19,505	1,930	21,435		UnitedHealth Group, Inc.	951,259	94,126	1,045,385
1,300	—	1,300	@,*	Varian Medical Systems, Inc.	80,899	—	80,899
14,100	—	14,100	@,*	Watson Pharmaceuticals, Inc.	911,142	—	911,142
7,000	—	7,000	*	WellPoint, Inc.	493,850	—	493,850
5,200	—	5,200	@,*	Zimmer Holdings, Inc.	262,860	—	262,860
					25,967,388	930,336	26,897,724

				Industrials: 11.1%
5,600	1,200	6,800		3M Co.	453,824	97,248	551,072
16,928	—	16,928	*	Avery Dennison Corp.	443,683	—	443,683
23,600	1,430	25,030		Boeing Co.	1,621,084	98,227	1,719,311
12,100	1,190	13,290		Caterpillar, Inc.	1,184,348	116,477	1,300,825
7,800	—	7,800	*	CH Robinson Worldwide, Inc.	534,378	—	534,378
48,380	—	48,380	*	CSX Corp.	1,050,330	—	1,050,330
4,800	—	4,800	*	Cummins, Inc.	462,384	—	462,384
10,081	—	10,081	*	Danaher Corp.	487,719	—	487,719
7,200	—	7,200	*	Deere & Co.	570,600	—	570,600
8,780	—	8,780	*	Dover Corp.	482,637	—	482,637
11,900	—	11,900	*	Eaton Corp.	534,429	—	534,429
14,706	2,040	16,746		Emerson Electric Co.	768,388	106,590	874,978
10,048	—	10,048	*	Equifax, Inc.	373,283	—	373,283
1,800	—	1,800	*	Expeditors International Washington, Inc.	78,318	—	78,318
1,000	—	1,000	L,*	Fastenal Co.	41,650	—	41,650
8,300	1,270	9,570		FedEx Corp.	689,564	105,512	795,076
1,400	—	1,400	*	Flowserve Corp.	143,878	—	143,878
15,500	—	15,500	*	Fluor Corp.	849,710	—	849,710
16,100	1,540	17,640		General Dynamics Corp.	1,063,566	101,732	1,165,298
132,974	5,640	138,614		General Electric Co.	2,115,616	89,732	2,205,348
3,100	—	3,100	*	Goodrich Corp.	378,231	—	378,231
16,500	1,980	18,480	*	Honeywell International, Inc.	893,475	107,217	1,000,692

17

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
8,662	—	8,662	*	Illinois Tool Works, Inc.	$393,601	$—	$393,601
5,400	—	5,400	*	Ingersoll-Rand PLC	178,848	—	178,848
10,400	—	10,400	@,*	Jacobs Engineering Group, Inc.	432,016	—	432,016
1,900	—	1,900	*	Joy Global, Inc.	173,432	—	173,432
5,100	—	5,100	*	L-3 Communications Holdings, Inc.	338,130	—	338,130
17,671	1,220	18,891		Lockheed Martin Corp.	1,380,989	95,343	1,476,332
9,400	—	9,400	*	Masco Corp.	90,052	—	90,052
6,769	1,400	8,169		Norfolk Southern Corp.	511,330	105,756	617,086
22,400	—	22,400	*	Northrop Grumman Corp.	1,278,368	—	1,278,368
6,400	—	6,400	*	Paccar, Inc.	259,648	—	259,648
1,840	—	1,840	*	Pall Corp.	100,262	—	100,262
13,000	—	13,000	*	Parker Hannifin Corp.	1,076,140	—	1,076,140
4,900	—	4,900	*	Pitney Bowes, Inc.	91,287	—	91,287
6,300	—	6,300	*	Precision Castparts Corp.	1,037,925	—	1,037,925
5,600	—	5,600	@,*	Quanta Services, Inc.	115,304	—	115,304
20,850	2,180	23,030		Raytheon Co.	950,134	99,343	1,049,477
2,600	—	2,600	*	Rockwell Automation, Inc.	195,078	—	195,078
2,969	—	2,969	*	Rockwell Collins, Inc.	162,998	—	162,998
3,100	—	3,100	*	Roper Industries, Inc.	264,089	—	264,089
48,400	—	48,400	*	RR Donnelley & Sons Co.	726,968	—	726,968
800	—	800	*	Ryder System, Inc.	41,824	—	41,824
10,300	—	10,300	*	Snap-On, Inc.	528,390	—	528,390
13,400	—	13,400	*	Southwest Airlines Co.	112,292	—	112,292
4,100	—	4,100	*	Stanley Black & Decker, Inc.	268,263	—	268,263
6,138	—	6,138	@,*	Stericycle, Inc.	497,301	—	497,301
9,752	—	9,752	*	Textron, Inc.	189,481	—	189,481
11,100	—	11,100	*	Tyco International Ltd.	532,356	—	532,356
12,700	1,060	13,760		Union Pacific Corp.	1,313,307	109,614	1,422,921
1,700	1,380	3,080		United Parcel Service, Inc. - Class B	121,975	99,015	220,990
16,743	1,220	17,963		United Technologies Corp.	1,282,514	93,452	1,375,966
4,100	—	4,100	*	WW Grainger, Inc.	766,290	—	766,290
7,800	—	7,800	*	Xylem, Inc.	186,420	—	186,420
					30,818,107	1,425,258	32,243,365

				Information Technology: 17.3%
7,300	—	7,300	*	Accenture PLC	422,889	—	422,889
12,800	—	12,800	@,*	Adobe Systems, Inc.	350,976	—	350,976
5,400	—	5,400	@,*	Advanced Micro Devices, Inc.	30,726	—	30,726
6,300	—	6,300	@,*	Akamai Technologies, Inc.	182,133	—	182,133
18,300	—	18,300	*	Altera Corp.	689,361	—	689,361
500	—	500	*	Amphenol Corp.	22,665	—	22,665
15,700	—	15,700	*	Analog Devices, Inc.	547,302	—	547,302
21,966	260	22,226	@,+	Apple, Inc.	8,395,405	99,372	8,494,777
2,712	—	2,712	*	Applied Materials, Inc.	29,235	—	29,235
5,300	—	5,300	@,*	Autodesk, Inc.	180,571	—	180,571
4,900	—	4,900	*	Automatic Data Processing, Inc.	250,341	—	250,341
36,700	—	36,700	@,*	BMC Software, Inc.	1,308,722	—	1,308,722
24,200	—	24,200	*	Broadcom Corp.	734,349	—	734,349

18

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
8,758	—	8,758	*	CA, Inc.	$185,670	$—	$185,670
26,280	5,640	31,920		Cisco Systems, Inc.	489,859	105,130	594,989
2,900	—	2,900	@,*	Citrix Systems, Inc.	207,031	—	207,031
3,600	—	3,600	@,*	Cognizant Technology Solutions Corp.	242,460	—	242,460
8,800	—	8,800	*	Computer Sciences Corp.	214,984	—	214,984
17,800	—	17,800	*	Corning, Inc.	236,206	—	236,206
69,500	6,020	75,520	@	Dell, Inc.	1,095,320	94,875	1,190,195
23,375	—	23,375	@,*	eBay, Inc.	691,666	—	691,666
2,600	—	2,600	@,*	Electronic Arts, Inc.	60,294	—	60,294
13,220	4,180	17,400	@	EMC Corp.	304,192	96,182	400,374
200	—	200	@,*	F5 Networks, Inc.	22,606	—	22,606
5,406	—	5,406	*	Fidelity National Information Services, Inc.	130,231	—	130,231
257	—	257	@, L,*	First Solar, Inc.	12,300	—	12,300
2,406	—	2,406	@,*	Fiserv, Inc.	138,730	—	138,730
300	—	300	*	Flir Systems, Inc.	8,058	—	8,058
5,410	180	5,590	@,+	Google, Inc. - Class A	3,242,700	107,890	3,350,590
20,384	3,760	24,144		Hewlett-Packard Co.	569,733	105,092	674,825
51,456	4,020	55,476		Intel Corp.	1,281,769	100,138	1,381,907
25,169	490	25,659	+	International Business Machines Corp.	4,731,772	92,120	4,823,892
3,800	—	3,800	*	Intuit, Inc.	202,312	—	202,312
2,100	—	2,100	*	Jabil Circuit, Inc.	42,567	—	42,567
9,600	—	9,600	@,*	Juniper Networks, Inc.	218,016	—	218,016
7,200	—	7,200	*	Lexmark International, Inc.	240,912	—	240,912
26,700	—	26,700	*	Linear Technology Corp.	817,821	—	817,821
62,800	—	62,800	@,*	LSI Logic Corp.	352,936	—	352,936
3,633	270	3,903		Mastercard, Inc.	1,360,740	101,128	1,461,868
1,700	—	1,700	@,*	MEMC Electronic Materials, Inc.	7,089	—	7,089
2,200	—	2,200	*	Microchip Technology, Inc.	76,802	—	76,802
20,800	—	20,800	@,*	Micron Technology, Inc.	124,592	—	124,592
239,474	3,530	243,004		Microsoft Corp.	6,125,745	90,297	6,216,042
7,400	—	7,400	@,*	Motorola Mobility Holdings, Inc.	288,600	—	288,600
2,485	—	2,485	*	Motorola Solutions, Inc.	115,975	—	115,975
1,165	—	1,165	@,*	NetApp, Inc.	42,907	—	42,907
400	—	400	@,*	Novellus Systems, Inc.	13,848	—	13,848
8,900	—	8,900	@,*	Nvidia Corp.	139,107	—	139,107
93,463	3,040	96,503	+	Oracle Corp.	2,930,065	95,304	3,025,369
5,300	—	5,300	*	Paychex, Inc.	154,283	—	154,283
14,001	1,780	15,781		Qualcomm, Inc.	767,255	97,544	864,799
4,092	—	4,092	@,*	Red Hat, Inc.	204,927	—	204,927
59,300	—	59,300	@,*	SAIC, Inc.	714,565	—	714,565
1,200	—	1,200	@,*	Salesforce.com, Inc.	142,104	—	142,104
8,600	—	8,600	@,*	Sandisk Corp.	424,066	—	424,066
42,300	—	42,300	@,*	Symantec Corp.	691,605	—	691,605
3,200	—	3,200	@,*	TE Connectivity Ltd.	101,472	—	101,472
3,518	—	3,518	@,*	Teradata Corp.	190,781	—	190,781
6,300	—	6,300	@,*	Teradyne, Inc.	84,798	—	84,798
2,700	3,290	5,990		Texas Instruments, Inc.	81,270	99,029	180,299
44,900	—	44,900	*	Total System Services, Inc.	899,796	—	899,796
3,900	—	3,900	*	VeriSign, Inc.	130,962	—	130,962
14,800	1,030	15,830		Visa, Inc.	1,435,156	99,879	1,535,035
35,700	—	35,700	@,*	Western Digital Corp.	1,037,799	—	1,037,799
50,900	—	50,900	*	Western Union Co.	887,696	—	887,696
30,500	12,170	42,670		Xerox Corp.	248,575	99,186	347,761
2,900	—	2,900	*	Xilinx, Inc.	94,859	—	94,859
22,400	—	22,400	@,*	Yahoo!, Inc.	351,904	—	351,904
					48,754,163	1,483,166	50,237,329

19

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
				Materials: 2.8%
1,400	—	1,400	*	Air Products & Chemicals, Inc.	$117,250	$—	$117,250
4,900	—	4,900	*	Airgas, Inc.	377,055	—	377,055
12,700	8,890	21,590		Alcoa, Inc.	127,254	89,078	216,332
2,300	—	2,300	*	Allegheny Technologies, Inc.	115,506	—	115,506
5,213	—	5,213	*	CF Industries Holdings, Inc.	728,778	—	728,778
7,000	—	7,000	*	Cliffs Natural Resources, Inc.	474,670	—	474,670
8,553	3,760	12,313		Dow Chemical Co.	237,004	104,190	341,194
18,000	—	18,000	*	Eastman Chemical Co.	713,160	—	713,160
9,900	2,170	12,070		EI Du Pont de Nemours & Co.	472,428	103,552	575,980
912	—	912	*	FMC Corp.	76,535	—	76,535
24,600	2,850	27,450		Freeport-McMoRan Copper & Gold, Inc.	974,160	112,860	1,087,020
15,520	—	15,520	*	International Flavors & Fragrances, Inc.	842,115	—	842,115
5,245	1,410	6,655		Monsanto Co.	385,245	103,564	488,809
1,400	—	1,400	*	Mosaic Co/The	73,864	—	73,864
5,575	—	5,575	*	Newmont Mining Corp.	384,006	—	384,006
3,700	—	3,700	*	Nucor Corp.	145,891	—	145,891
897	—	897	*	Praxair, Inc.	91,494	—	91,494
36,800	—	36,800	*	Sealed Air Corp.	648,416	—	648,416
5,700	—	5,700	*	Sigma-Aldrich Corp.	369,417	—	369,417
4,100	—	4,100	*	United States Steel Corp.	111,930	—	111,930
4,100	—	4,100	*	Vulcan Materials Co.	133,004	—	133,004
					7,599,182	513,244	8,112,426

				Telecommunications: 3.9%
6,700	—	6,700	*	American Tower Corp.	395,300	—	395,300
149,683	3,090	152,773	+	AT&T, Inc.	4,337,813	89,548	4,427,361
18,703	—	18,703	*	CenturyTel, Inc.	701,737	—	701,737
70,342	—	70,342	*	Frontier Communications Corp.	402,356	—	402,356
29,800	—	29,800	@,*	MetroPCS Communications, Inc.	249,724	—	249,724
52,500	28,540	81,040	@	Sprint Nextel Corp.	141,750	77,058	218,808
118,294	2,410	120,704	+	Verizon Communications, Inc.	4,463,233	90,930	4,554,163
20,936	—	20,936	*	Windstream Corp.	246,207	—	246,207
					10,938,120	257,536	11,195,656
				Utilities: 5.3%
29,500	—	29,500	@,*	AES Corp.	356,360	—	356,360
22,000	—	22,000	*	Ameren Corp.	743,820	—	743,820
13,100	2,320	15,420		American Electric Power Co., Inc.	519,808	92,058	611,866
43,400	—	43,400	*	CenterPoint Energy, Inc.	863,660	—	863,660
61,900	—	61,900	*	CMS Energy Corp.	1,294,948	—	1,294,948
5,700	—	5,700	*	Consolidated Edison, Inc.	338,694	—	338,694
4,600	—	4,600	*	Constellation Energy Group, Inc.	184,736	—	184,736
12,000	—	12,000	*	Dominion Resources, Inc.	619,440	—	619,440
5,491	—	5,491	*	DTE Energy Co.	289,101	—	289,101
27,000	—	27,000	*	Duke Energy Corp.	562,950	—	562,950
6,800	—	6,800	*	Edison International	267,308	—	267,308
10,000	1,320	11,320		Entergy Corp.	703,600	92,875	796,475
13,400	2,060	15,460		Exelon Corp.	593,754	91,278	685,032
22,200	—	22,200	*	FirstEnergy Corp.	987,234	—	987,234

20

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
2,200	—	2,200	*	Integrys Energy Group, Inc.	$113,278	$—	$113,278
8,400	—	8,400	*	NextEra Energy, Inc.	465,696	—	465,696
127	—	127	*	Nicor, Inc.	7,127	—	7,127
4,500	—	4,500	*	NiSource, Inc.	103,095	—	103,095
14,000	—	14,000	*	Northeast Utilities	484,540	—	484,540
17,903	—	17,903	@,*	NRG Energy, Inc.	352,331	—	352,331
1,700	—	1,700	*	Oneok, Inc.	141,372	—	141,372
30,800	—	30,800	*	Pacific Gas & Electric Co.	1,196,272	—	1,196,272
25,600	—	25,600	*	Pepco Holdings, Inc.	506,368	—	506,368
2,700	—	2,700	*	Pinnacle West Capital Corp.	128,007	—	128,007
11,800	—	11,800	*	PPL Corp.	354,236	—	354,236
6,000	—	6,000	*	Progress Energy, Inc.	326,280	—	326,280
11,300	—	11,300	*	Public Service Enterprise Group, Inc.	372,222	—	372,222
1,235	—	1,235	*	SCANA Corp.	53,871	—	53,871
15,079	—	15,079	*	Sempra Energy	802,052	—	802,052
17,200	2,090	19,290		Southern Co.	755,252	91,772	847,024
5,500	—	5,500	*	TECO Energy, Inc.	103,290	—	103,290
4,496	—	4,496	*	Wisconsin Energy Corp.	149,178	—	149,178
10,600	—	10,600	*	Xcel Energy, Inc.	278,674	—	278,674
					15,018,554	367,983	15,386,537

				Total Common Stock (Cost $ 244,008,117)	276,595,227	9,714,441	286,309,668

		EXCHANGE TRADED FUNDS: 0.1%
—	2,300	2,300		SPDR Trust Series 1	—	287,753	287,753

				Total Exchange-Traded Funds (Cost $ 263,775)	—	287,753	287,753

				Total Long-Term Investments (Cost $ 244,271,892)	276,595,227	10,002,194	286,597,421

Principal Amount†	Principal Amount†	Principal Amount†
		SHORT-TERM INVESTMENTS: 1.4%
				Securities Lending Collateral(cc)(1): 0.3%
960,832	—	960,832*		Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $960,832, collateralized by various U.S. Government Agency Obligations, 3.000%-6.500%, Market Value plus accrued interest $980,049, due 04/01/14-12/01/41)	960,832	—	960,832

				Mutual Funds: 1.1%
3,080,000	—	3,080,000*		BlackRock Liquidity Funds, TempFund, Institutional Class	3,080,000	—	3,080,000

				Total Short-Term Investments (Cost $ 4,040,832)	4,040,832	—	4,040,832

21

Portfolio of Investments as of November 30, 2011 (Unaudited)

		Pro Forma					Pro Forma
ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund			ING Index Plus LargeCap Fund	ING Corporate Leaders 100 Fund	ING Corporate Leaders 100 Fund
Shares					Value
			Total Investments in Securities (Cost $ 248,312,724)*	100.2%	$280,636,059	$10,002,194	$290,638,253
			Other Assets and Liabilities - Net	(0.2)	(710,788)	108,131	(602,757)
			Net Assets	100.0%	$279,925,171	$10,110,325	$290,035,496

*

Acquired Portfolio’s holdings are expected to be sold shortly prior to the closing of the Reorganization, and after the closing of the Reorganization the Acquiring Portfolio may not be immediately fully invested in accordance with its stated investment strategies.

+

Acquired Portfolio’s holdings are expected to be sold in part shortly prior to the closing of the Reorganization, and after the closing of the Reorganization the Acquiring Portfolio may not be immediately fully invested in accordance with its stated investment strategies.

†	Unless otherwise indicated, principal amount is shown in USD.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
cc	Securities purchased with cash collateral for securities loaned.
@	Non-income producing security

*	Cost for federal income tax purposes is:	$248,655,295	$7,612,235	$256,267,530
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$46,498,154	$2,970,999	$49,469,153
	Gross Unrealized Depreciation	(14,517,390)	(581,040)	(15,098,430)
	Net Unrealized Appreciation	$31,980,764	$2,389,959	$34,370,723

See Accompanying Note to the Pro Forma Financial Statements

22

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Directors (“Board”) of ING Index Plus LargeCap Fund (“Index Plus LargeCap”) and ING Corporate Leaders 100 Fund (“Corporate Leaders”) (each a “Fund” and collectively, the “Funds”), approved an Agreement and Plan of Reorganization dated March 22, 2012, (the “Plan”) whereby, subject to approval by the shareholders of Index Plus LargeCap, Corporate Leaders will acquire all of the assets of Index Plus LargeCap, subject to the liabilities of such Portfolio, in exchange for Corporate Leaders issuing shares of such fund to shareholders of Index Plus LargeCap in a number equal in value to net assets of Index Plus LargeCap (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Corporate Leaders remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at November 30, 2011.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Index Plus LargeCap and Corporate Leaders at November 30, 2011.  The unaudited pro forma Statement of Operations reflects the results of operations of Index Plus LargeCap and Corporate Leaders for the twelve-months ended November 30, 2011.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Index Plus LargeCap and Corporate Leaders under U.S. generally accepted accounting principles for investment companies. The unaudited

23

pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Index Plus LargeCap and Corporate Leaders as of November 30, 2011. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Index Plus LargeCap and the purchases of assets Corporate Leaders may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Corporate Leaders for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Fund securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Fund.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Corporate Leaders issued in connection with the proposed acquisition of Index Plus LargeCap by Corporate Leaders as of November 30, 2011.  The number of additional shares issued was calculated by dividing the net assets of each class of Index Plus LargeCap by the respective class net asset value per share of Corporate Leaders.

Note 4 — Merger Costs:

ING Investments, LLC (or an affiliate) and Index Plus LargeCap will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by ING Investments, LLC are estimated at approximately $193,100.  These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

24

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

25

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 28, 2012.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

ING Index Plus LargeCap Fund

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 28, 2012, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒       PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           To approve an Agreement and Plan of Reorganization by and between the Fund and ING Corporate Leaders 100 Fund (“Corporate Leaders Fund”), providing for the reorganization of the Fund with and into Corporate Leaders Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ING Series Fund, Inc.

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15  INDEMNIFICATION

Article 12, Section (d) of the Registrant’s form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers.  In addition, the Registrant’s officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company which expires October 1, 2012.

Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant’s Registration Statement on Form N-1A (File No. 33-41694), provides for indemnification of the Administrator.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that:  (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for “reasonable expenses.”  The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 16.		EXHIBITS

(1)	(A)

Articles of Amendment and Restatement dated February 21, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

(B)

Articles of Amendment dated February 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

(C)

Articles of Amendment dated September 2, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

(D)

Articles of Amendment dated October 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(E)

Articles of Amendment effective February 17, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(F)

Articles of Amendment effective March 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(G)

Articles of Amendment effective August 14, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

(H)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund, effective October 6, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(I)

Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II, effective December 20, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(J)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III, effective June 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on July 14, 2005 and incorporated herein by reference.

(K)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund IV, effective September 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on February 27, 2006 and incorporated herein by reference.

(L)

Articles of Amendment regarding name change of ING Index Plus Protection Fund, effective December 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on February 27, 2006 and incorporated herein by reference.

(M)

Articles Supplementary regarding ING 130/30 Large Cap Equity Fund (ING 130/30 Fundamental Research Fund) dated March 13, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(N)

Articles of Amendment regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund, effective March 30, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(O)

Plan of Liquidation and Dissolution of Series for ING Classic Index Plus Fund, effective April 3, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(P)

Articles of Amendment regarding name change of ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund and ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, effective April 28, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(Q)

Articles of Amendment regarding dissolution of ING Classic Index Plus Fund, effective June 13, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Form N-1A Registration Statement on July 28, 2006 and incorporated herein by reference.

(R)

Articles of Amendment regarding name change of ING Equity Income Fund to ING Growth and Income Fund, effective August 14, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(S)	Articles of Amendment regarding name change of ING Aeltus Money Market Fund to ING Money Market Fund, effective February 2, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 95

to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(T)

Articles of Amendment regarding name change of ING International Growth Fund to ING International Equity Fund, effective February 28, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(U)

Articles of Amendment regarding dissolution of ING Growth Fund and ING International Equity Fund, effective January 7, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on February 22, 2008 and incorporated herein by reference.

(V)

Articles Supplementary regarding creation of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund dated February 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on March 4, 2008 and incorporated herein by reference.

(W)

Articles Supplementary regarding creation of ING Corporate Leaders 100 Fund dated May 20, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(X)

Articles of Amendment regarding name change of ING Global Income Builder Fund to ING Global Target Payment Fund, effective June 11, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on August 21, 2008 and incorporated herein by reference.

(Y)

Articles Supplementary regarding creation of ING Alternative Beta Fund dated September 16, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(Z)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund I, effective October 13, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(AA)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund II, effective December 31, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(BB)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund III dated January 30, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(CC)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund IV dated January 31, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(DD)

Articles Supplementary regarding creation of ING U.S. Government Money Market Fund dated October 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(EE)

Plan of Liquidation and Dissolution of Series for ING 130/30 Fundamental Research Fund, effective February 9, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(FF)	Articles of Amendment regarding dissolution of ING Global Science and Technology Fund dated

March 2, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(GG)

Articles of Amendment regarding dissolution of 130/30 Fundamental Research Fund dated April 20, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(HH)

Articles Supplementary regarding designation and classification of Class W shares of ING Growth and Income Fund and ING Small Company Fund dated June 3, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(II)

Articles of Amendment regarding name change of ING Growth and Income Fund to ING Core Equity Research Fund, effective April 30, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(JJ)

Articles of Amendment regarding name change of ING Strategic Allocation Conservative Fund to ING Capital Allocation Fund, effective August 21, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(KK)

Articles of Amendment regarding dissolution of ING Balanced Fund, ING Strategic Growth Fund, and ING Strategic Allocation Moderate Fund dated September 8, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(LL)

Articles of Amendment regarding dissolution of ING U.S. Government Money Market Fund dated January 6, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(MM)

Plan of Liquidation and Dissolution of Series with respect to Brokerage Cash Reserves effective January 25, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(NN)

Articles of Amendment regarding re-designating Class C shares to Class L shares for ING Money Market Fund dated July 11, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(OO)

Articles Supplementary regarding designation and classification of Class C shares of ING Money Market Fund; Class R shares of ING Alternative Beta Fund, ING Capital Allocation Fund, ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Global Target Payment Fund, ING Money Market Fund, and ING Small Company Fund; and Class W shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, and ING Money Market Fund dated July 11, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(PP)

Articles Supplementary regarding designation and classification of Class W shares of ING Capital Allocation Fund dated July 29, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(QQ)	Plan of Liquidation and Dissolution of Series with respect to ING Tactical Asset Allocation Fund, effective December 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the

Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(RR)

Articles Supplementary regarding the creation of ING Large Cap Growth Fund dated January 20, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(SS)

Form of Articles Supplementary regarding designation and classification of Class O shares of ING Corporate Leaders 100 Fund — Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(2)	(A)

Second Amended and Restated By-Laws dated March 30, 2006 — Filed as an Exhibit to Post-Effective Amendment   No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)

Amendment dated March 11, 2010 to the Second Amended and Restated By-Laws dated March 30, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(3)	Not Applicable.

(4)

Agreement and Plan of Reorganization between ING Index Plus LargeCap Fund and ING Corporate Leaders 100 Fund, each a separate series of ING Series Fund, Inc. — Attached as Appendix A to the Proxy Statement/Prospectus

(5)

Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(6)	(A) (1)

Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

(i)

Amendment dated January 1, 2007 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(ii)

Second Amendment, effective April 4, 2008, to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(iii)

Amended and Restated Schedule A dated February 29, 2012 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(B)	Sub-Advisory Agreements

(1)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, ING Investment Management Co.) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

First Amendment, effective July 29, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(ii)

Second Amendment, effective January 1, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(iii)

Third Amendment, effective October 1, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(iv)

Fourth Amendment, effective April 4, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 14, 2008 and incorporated herein by reference.

(v)

Amended and Restated Schedule A dated February 29, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(2)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated October 22, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on December 17, 2008 and incorporated herein by reference.

(7)	(A) (1)

Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule of Approvals dated February 29, 2012 to the Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Substitution Agreement dated October 8, 2002 to the Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

	(2)	Master Selling Dealer Agreement — Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A Registration Statement on December 15, 2000 and incorporated herein by reference.

(8)	(A) (1)

Deferred Compensation Plan for Independent Directors, as amended November 22, 2010, effective September 15, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A on September 29, 2011 and incorporated herein by reference.

(9)	(A) (1)	Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on

February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(2)

Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(ii)

Amended Exhibit A dated February 29, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(3)

Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(10)	(A) (1)

Amended and Restated Distribution and Shareholder Services Plan (Class A) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 1 dated February 29, 2012 to the Amended and Restated Distribution and Shareholder Services Plan (Class A shares) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(B) (1)

Amended and Restated Distribution and Shareholder Services Plan (Class B shares) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 1 dated December 15, 2011 to the Amended and Restated Distribution and Shareholder Services Plan (Class B shares) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(C) (1)

Amended and Restated Distribution and Shareholder Services Plan (Class C shares) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 1 dated February 29, 2012 to the Amended and Restated Distribution and Shareholder Services Plan (Class C shares) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Amended Schedule 2, effective December 19, 2007, to the Amended and Restated Distribution and Shareholder Services Plan (Class C shares) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(D) (1)

Amended and Restated Shareholder Services Plan (Class O shares), effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 1 dated December 15, 2011 to the Amended and Restated Shareholder Services Plan (Class O shares), effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Waiver Letter dated August 1, 2011 of fee payable with respect to ING Money Market Fund under the Amended and Restated Shareholder Services Plan (Class O shares) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(iii)

Form of Amended Schedule 1 dated March 23, 2012 to the Amended and Restated Shareholder Service Plan (Class O shares) effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(E) (1)

Shareholder Service and Distribution Plan (Class R shares) approved June 25, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated February 29, 2012 to the Shareholder Service and Distribution Plan (Class R shares) dated June 25, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(F) (1)

Shareholder Services Agreement (Class O shares) between ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) and ING Direct Securities, Inc. dated September 10, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(G) (1)

Shareholder Services Agreement (Class O shares) between (ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) and ShareBuilder Securities Corporation dated June 4, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(H) (1)

Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(i)

Amended Schedule A dated February 29, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Amended Schedule B dated February 29, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on

February 27, 2012 and incorporated herein by reference.

(iii)

Form of Amended Schedule A dated March 22, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(iv)

Form of Amended Schedule B dated March 22, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(11)	Opinion and Consent of Counsel — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on April 4, 2012 and incorporated herein by reference.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A) (1)

Amended and Restated Administration Agreement with respect to ING Money Market Fund between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 as amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated February 2009 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 as amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(2)

Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 as amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated February 29, 2012 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 as amended and restated December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(B) (1)

Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated April 2007 to the Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on July 30, 2007 and incorporated herein by reference.

(2)

Allocation Agreement (Directors & Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated April 2007 to the Allocation Agreement (Directors & Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(C) (1)

Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated March 13, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated June 2, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated June 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated November 3, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(2)

Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement dated February 21, 2005 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated April 28, 2006 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 15, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(3)

Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated July 7, 2005 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated April 28, 2006 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s

Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 15, 2007 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(iv)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(4)

Sub-custodial Undertaking in Connection with Master Repurchase Agreement with Morgan Stanley & Co. Incorporated, State Street Bank and Trust Company and The Bank of New York Mellon dated January 30, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(D) (1)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Amendment effective October 1, 2011, to the Securities Lending Agreement and Guaranty with  The Bank of New York Mellon —  Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(E) (1)

Fund Participation Agreement dated January 30, 1998 between Aetna Life Insurance and Annuity Company, ING Series Fund, Inc. (formerly, Aetna Series Fund, Inc.), and ING Investment Management Co. LLC dated January 30, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

First Amendment dated September 29, 2000 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, ING Series Fund, Inc., and ING Investment Management Co. LLC dated January 30, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(F) (1)

Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amendment No. 1 dated February 27, 2009 to the Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(ii)

Amendment No. 2 dated October 19, 2010 to the Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement

filed on August 4, 2011 and incorporated herein by reference.

(G) (1)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Series Fund, Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)

Amendment to Transfer Agency Services Agreement, effective February 8, 2011, between BNY Mellon Investment Servicing (U.S.) Inc. and ING Series Fund, Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(ii)

Amended Exhibit A dated February 29, 2012 to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. and ING Series Fund, Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(H) (1)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. as restated August 1, 2003 and amended and restated April 1, 2005, effective March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement filed on July 14, 2005 and incorporated herein by reference.

(i)

First Amendment, effective September 30, 2010, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(ii)

Amended Schedule A dated February 29, 2012 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(iii)

Side Letter Agreement with respect to ING Capital Allocation Fund between ING Investments, LLC and ING Series Fund, Inc. dated April 4, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(iv)

Side Letter Agreement with respect to ING Core Equity Research Fund and ING Small Company Fund between ING Investments, LLC and ING Series Fund, Inc. dated October 1, 2011— Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(v)

Side Letter Agreement with respect to ING Large Cap Growth Fund between ING Investments, LLC and ING Series, Inc. dated February 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(vi)

Form of Amended Schedule A dated March 23, 2012 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 153 to the Registrant’s Form N-1A Registration Statement on March 23, 2012 and incorporated herein by reference.

(2)

Money Market Fund Expense Limitation Agreement with regard to ING Money Market Fund between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)

First Amendment, effective April 1, 2010, to the Money Market Fund Expense Limitation Agreement between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(ii)

Amended Schedule A dated August 1, 2011 to the Money Market Fund Expense Limitation Agreement between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(14)	Consent of independent registered public accounting firm — Filed herein.

(15)	Not Applicable

(16)	Powers of Attorney — Filed herein.

(17)	Not Applicable.

ITEM 17.	UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 7th day of May, 2012.

ING SERIES FUND, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President, Chief Executive	May 7, 2012
Shaun P. Mathews*	Officer and Interested Director

	Senior Vice President and	May 7, 2012
Todd Modic*	Chief/Principal Financial Officer

	Director	May 7, 2012
Albert E. DePrince Jr.*

	Director	May 7, 2012
Martin J. Gavin*

	Director	May 7, 2012
Russell H. Jones*

	Director	May 7, 2012
Sidney Koch*

	Director	May 7, 2012
Joseph E. Obermeyer*

*By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**                                  Powers of attorney for Todd Modic and each Director are filed herein.

EXHIBIT INDEX

Exhibit No.	Description

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney